FIRST QUARTER 2015

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Recent Transactions	9
• Leasing	9 - 10
• Information About FFO	10
• Key Financial Data	11
• Same-Store Results and Analysis	12
• Select Financial Ratios	13
• Debt Analysis:
(a) Debt Breakdown/Future Repayments	14
(b) Debt Maturities	15
(c) Debt Detail	16

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	18
• Consolidated Balance Sheets	19
• Consolidated Statement of Changes in Equity	20
• Statements of Funds from Operations	21
• Statements of Funds from Operations Per Diluted Share	22
• Reconciliation of Basic-to-Diluted Shares/Units	23
• Unconsolidated Joint Venture Information	24 - 26

IV. PORTFOLIO SUMMARY
• Operating Property Acquisitions	28
• Properties Commencing Initial Operations	29
• Rental Property Sales/Dispositions	30
• Breakdown of Company Holdings	31
• Consolidated Property Listing (by Property Type)	32 - 40
• Unconsolidated Joint Venture Summary	41 - 43
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	44
(b) Square Footage	45
(c) Base Rental Revenue	46
(d) Percentage Leased	47

V. MULTI-FAMILY RENTAL PORTFOLIO
• Summary of Stabilized Operating Communities/	49
• Stabilizing Operating Communities Capitalization/ Repositioning	50
• Summary of Communities in Lease-Up	51
• Summary of Development Communities	52
• Summary of Land Holdings/Pre-Development	53

VI. OFFICE PORTFOLIO
• Summary of Development Projects	55
• Summary of Land Holdings	56
• Leasing Statistics	57 -59
• Market Diversification (MSAs)	60
• Industry Diversification (Top 30 Tenant Industries)	61
• Significant Tenants (Top 50 Tenants)	62 - 63
• Schedules of Lease Expirations (by Property Type)	64 - 68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

       Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the Company's credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.1 billion at March 31, 2015. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At March 31, 2015, Mack-Cali owned or had interests in 283 properties consisting of 263 office and office/flex properties totaling approximately 30.9 million square feet of commercial space and 20 multi-family rental properties containing 5,861 apartment homes, all located in the Northeast, as well as 921 apartment homes in lease-up, and 1,462 apartment homes in development and land to accommodate up to 5.7 million square feet of additional commercial space and 8,404 multi-family apartment homes – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2015)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	283
Total Commercial Square Feet / Multi-family Units	30.9 million commercial square feet and 5,861 multi-family apartment homes
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.1 million square feet of commercial space and 2,916 multi-family apartment homes
Northeast Presence	30.9 million square feet of commercial space and 5,861 multi-family apartment homes
Common Shares and
Units Outstanding	100.2 million
Dividend--Quarter/Annualized	$0.15/$0.60
Dividend Yield	3.1%
Total Market Capitalization	$4.1 billion
Senior Debt Rating	BBB- (S&P and Fitch);
Baa3 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	David S. Mack
Kenneth M. Duberstein	Alan G. Philibosian
Nathan Gantcher	Irvin D. Reid
Mitchell E. Hersh	Vincent Tese
Jonathan Litt	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Anthony Krug, Chief Financial Officer

Gary Wagner, Chief Legal Officer and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	Green Street Advisors Michael Knott (949) 640-8780
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Cowen and Company James Sullivan (646) 562-1380	SunTrust Robinson Humphrey, Inc. Michael R. Lewis (212) 319-5659
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Evercore ISI Steve Sakwa (212) 446-9462

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended March 31, 2015 amounted to $43.1 million, or $0.43 per share.

Net loss available to common shareholders for the first quarter 2015 equaled $2.5 million, or $0.03 per share.

All per share amounts presented above are on a diluted basis.

Total revenues for the first quarter 2015 were $153.7 million.

The Company had 89,127,942 shares of common stock, and 11,036,898 common operating partnership units outstanding as of March 31, 2015. The Company had a total of 100,164,840 common shares/common units outstanding at March 31, 2015.

As of March 31, 2015, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 5.65 percent.

The Company had a debt-to-undepreciated assets ratio of 37.5 percent at March 31, 2015. The Company had an interest coverage ratio of 2.6 times for the quarter ended March 31, 2015.

Recent Transactions

In April, the Company acquired vacant land to accommodate the development of up to 370 multi-family residential units located in Worcester, Massachusetts (the “CitySquare Project”) for a purchase price of $3.1 million with an additional $1.25 million to be paid, subject to certain conditions, in accordance with the terms of the purchase and sale agreement.

In January, the Company sold its 21,600 square-foot office/flex property located at 1451 Metropolitan Drive in West Deptford, New Jersey for net sales proceeds of approximately $1.1 million, with a gain of approximately $0.1 million from the sale.

Leasing

Mack-Cali’s consolidated commercial in-service portfolio was 84.3 percent leased at March 31, 2015 as compared to 84.2 percent leased at December 31, 2014.

For the quarter ended March 31, 2015, the Company executed 123 leases at its consolidated in-service portfolio totaling 758,919 square feet, consisting of 539,721 square feet of office space, 209,898 square feet of office/flex space and 9,300 square feet of stand-alone retail space. Of these totals, 276,656 square feet were for new leases and 482,263 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
Securitas Security Services USA, Inc., a knowledge leader in security, signed a new lease for 81,282 square feet at 9 Campus Drive in Parsippany. The 156,495 square-foot office building, located in Mack-Cali Business Campus, is 89.2 percent leased.

-	The MI Group Ltd., a global relocation outsource company, signed a new lease for 26,148 square feet at 5 Wood Hollow Road in Parsippany. The 317,040 square-foot office building is 68.8 percent leased.

-
Willis of New Jersey, Inc., a unit of Willis Group Holdings, the global risk adviser, insurance and reinsurance broker, signed a new lease for 25,113 square feet at 150 JFK Parkway in Short Hills. The 247,476 square-foot office building is 78.1 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

-	First Data Corporation, a global leader in payment technology and services solutions, signed an expansion lease for 24,221 square feet at 101 Hudson in Jersey City.

-
Also at 101 Hudson Street, QH Acquisition Sub, LLC, a digital patient identification and engagement platform for health-focused companies and organizations, signed transactions totaling 16,478 square feet, consisting of a 12,437 square-foot renewal and a 4,041 square-foot expansion. The 1,246,283 square-foot office building is 89.6 percent leased.

-
Black & Veatch Corporation, an employee-owned, global leader in building Critical Human Infrastructure TM in energy, water, telecommunications, and government services, signed a renewal of 19,678 square feet at 650 From Road in Paramus. Mack-Cali Centre II is a 348,510 square-foot office building that is 86.6 percent leased.

-
Eagle Pharmaceuticals Inc., a specialty pharmaceutical company, signed transactions totaling 15,173 square feet at 50 Tice Boulevard in Woodcliff Lake, consisting of a 9,906 square-foot renewal and a 5,267 square-foot expansion. The 235,000 square-foot office building is 91.3 percent leased.

CENTRAL NEW JERSEY:
-
Kleinfelder, Inc., an engineering, architecture, and science consulting firm, signed a renewal for 15,896 square feet at 3 AAA Drive in Hamilton.  The 35,270 square-foot office building, located in Horizon Center North, is 76.7 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Fitness by Lifestyle, LLC, a fitness center, signed a new lease for 17,863 square feet at 150 Clearbrook Road in Elmsford. The 74,900 square-foot office/flex building, located in Cross Westchester Executive Park, is 99.3 percent leased.

SOUTHERN NEW JERSEY:
-
McKesson Patient Care Solutions Inc., a healthcare services and information technology company, signed a renewal for the entire 48,600 square-foot 2 Twosome Drive, located in Moorestown West Corporate Center.

MARYLAND:
-	Global technology company Pitney Bowes Software Inc. signed a renewal for 16,282 square feet at 4200 Parliament Place in Lanham. The 122,000 square-foot office building is 97.4 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 22.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Key Financial Data

As of or for the three months ended

	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14
Shares and Units:
Common Shares Outstanding	89,127,942	89,076,578	89,055,220	88,982,062	88,630,146
Common Units Outstanding	11,036,898	11,083,876	11,092,044	11,164,018	11,518,069
Combined Shares and Units	100,164,840	100,160,454	100,147,264	100,146,080	100,148,215
Weighted Average- Basic (a)	100,265,509	100,130,039	99,995,081	99,993,083	99,875,659
Weighted Average- Diluted (b)	100,265,509	100,130,039	100,052,290	100,022,734	99,875,659

Common Share Price ($’s):
At the end of the period	19.28	19.06	19.11	21.48	20.79
High during period	20.11	20.11	22.05	22.44	23.23
Low during period	18.01	17.92	18.95	19.98	19.75

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	1,985,839	1,964,115	1,977,334	2,205,844	2,137,042
Total Debt	2,107,572	2,088,654	2,238,641	2,208,268	2,232,287
Total Market Capitalization	4,093,411	4,052,769	4,215,975	4,414,112	4,369,329
Total Debt/ Total Market
Capitalization	51.49%	51.54%	53.10%	50.03%	51.09%

Financials:
($’s in thousands, except ratios and
per share amounts)
Total Assets	4,198,854	4,192,247	4,357,197	4,354,772	4,354,343
Gross Book Value of Real Estate Assets	4,955,293	4,958,179	4,909,727	4,966,633	5,172,017
Total Liabilities	2,334,631	2,310,236	2,452,915	2,438,892	2,483,223
Total Equity	1,864,223	1,882,011	1,904,283	1,915,880	1,871,120
Total Revenues	153,715	151,414	155,489	160,300	169,596
Capitalized Interest	3,607	4,820	4,158	3,351	3,141
Scheduled Principal Amortization	1,017	1,022	690	595	904
Interest Coverage Ratio	2.58	2.24	2.76	2.79	2.01
Fixed Charge Coverage Ratio	2.20	1.85	2.34	2.44	1.77
Net Loss	(3,325)	(10,413)	2,897	57,347	(17,628)
Net Loss Available to Common Shareholders	(2,521)	(9,240)	2,704	51,123	(15,298)
Earnings per Share—diluted	(0.03)	(0.10)	0.03	0.58	(0.17)
FFO per Share—diluted (d)	0.43	0.34	0.48	0.50	0.30
Dividends Declared per Share	0.15	0.15	0.15	0.15	0.30
FFO Payout Ratio—diluted (d)	34.93%	44.00%	31.24%	29.80%	99.40%

Portfolio Size:
Properties	283	283	282	279	279
Total Commercial Square Footage	30,945,345	30,966,945	31,459,489	31,459,489	31,002,668
Commercial Sq. Ft. Leased at End of Period (e)	84.3%	84.2%	83.7%	83.7%	83.6%
Apartment Homes	5,861	5,484	4,940	3,898	3,678

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 10.
(e)
Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.  Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended
	March 31,			%
	2015	2014	Change	Change

Total Property Revenues	$144,684	$147,099	$(2,415)	(1.6)

Real Estate Taxes	22,166	22,001	165	0.7
Utilities	17,450	24,371	(6,921)	(28.4)
Operating Services	27,639	26,599	1,040	3.9
Total Property Expenses:	67,255	72,971	(5,716)	(7.8)

GAAP Net Operating Income	77,429	74,128	3,301	4.5

Less: straight-lining of rents adj.	(317)	3,036	(3,353)	(110.4)

Net Operating Income	$77,746	$71,092	$6,654	9.4

Percentage Leased at
Period End	84.3%	83.6%

Total Properties:	229

Total Square Footage:	25,266,990

Apartment Homes:	1,081

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2015	2014

Financial Position Ratios:
Total Debt/ Total Book	50.19%	51.27%
Capitalization
(Book value) (%)

Total Debt/ Total Market	51.49%	51.09%
Capitalization
(Market value) (%)

Total Debt/ Total Undepreciated	37.53%	38.81%
Assets (%)

Secured Debt/ Total Undepreciated	14.20%	12.96%
Assets (%)

	Three Months Ended
	March 31,
	2015	2014

Operational Ratios:
Interest Coverage	2.58	2.01
(Funds from Operations+Interest
Expense)/Interest Expense (x)

Debt Service Coverage	2.49	1.95
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Principal Amort.) (x)

Fixed Charge Coverage	2.20	1.77
(Funds from Operations +
Interest Expense + Ground Lease Payments)/
(Interest Expense + Capitalized Interest+Pref. Div.
+Prin. Amort.+Ground Lease
Payments)(x)

FFO Payout	34.93%	99.40%
(Dividends Declared/Funds from
Operations) (%)

Note: Excluding executive severance costs of $11.0 million in the first quarter 2014, Interest Coverage, Debt Service Coverage, Fixed Charge Coverage and FFO Payout ratios would have been 2.38x, 2.31x, 2.09x and 72.7 percent, respectively, for the three months ended March 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Debt Analysis

(as of March 31, 2015)

Debt Breakdown

(dollars in thousands)

		%	Weighted Average	Weighted Average
	Balance	of Total	Interest Rate (a)	Maturity in Years
Fixed Rate Unsecured Debt and
Other Obligations	$1,268,018	60.17%	4.88%	4.91
Fixed Rate Secured Debt	659,759	31.30%	7.77%	2.98
Variable Rate Secured Debt	137,795	6.54%	3.89%	1.69
Variable Rate Unsecured Debt (b)	42,000	1.99%	1.48%	2.33

Totals/Weighted Average:	$2,107,572	100.00%	5.65%	4.04

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.18 percent as of March 31, 2015, plus the applicable spread.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.8 million for the three months ended March 31, 2015.

Future Repayments

(dollars in thousands)

				Weighted Average
	Scheduled	Principal		Interest Rate of
Period	Amortization	Maturities	Total	Future Repayments (a)
April 1 - December 31, 2015	$6,797	$144,755	$151,552	7.61%
2016	8,311	333,272	341,583	7.43%
2017 (b)	7,275	435,114	442,389	3.86%
2018	7,311	231,536	238,847	6.67%
2019	723	331,567	332,290	7.44%
Thereafter	6,328	605,206	611,534	4.13%
Sub-total	36,745	2,081,450	2,118,195
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of March 31, 2015	(10,623)	-	(10,623)

Totals/Weighted Average:	$26,122	$2,081,450	$2,107,572	5.65%	(c)

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.18 percent as of March 31, 2015, plus the applicable spread.
(b)	Includes outstanding borrowings on the Company's unsecured revolving credit facility of $42 million which matures in 2017 with two six-month extension options with the payment of a fee.
(c)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.8 million for the three months ended March 31, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Debt Maturities

(dollars in thousands)

	April 1 -
	December 31,								2023 and
	2015	2016	2017	2018	2019	2020	2021	2022	Beyond	Totals
Secured Debt:
6 Becker, 85 Livingston,75 Livingston, & 20 Waterview	$65,035									$65,035
4 Sylvan Way	14,575									14,575
10 Independence	16,924									16,924
Port Imperial South	44,333									44,333
9200 Edmonston Road	3,889									3,889
Curtis Center		$64,000								64,000
4 Becker		40,431								40,431
5 Becker		14,574								14,574
210 Clay		14,267								14,267
Prudential Portfolio			$141,151							141,151
150 Main Street			1,963							1,963
23 Main Street				$26,566						26,566
Harborside Plaza 5				204,970						204,970
100 Walnut Avenue					$17,281					17,281
One River Center					39,586					39,586
Park Square					24,700					24,700
Port Imperial South 4/5 Retail							$3,800			3,800
Port Imperial South 4/5 Garage									$26,405	26,405
Total Secured Debt:	$144,756	$133,272	$143,114	$231,536	$81,567	-	$3,800	-	$26,405	$764,450

Unsecured Debt:
Unsecured credit facility			$42,000							$42,000
5.80% unsecured notes
due 1/16		$200,000								200,000
2.50% unsecured notes
due 12/17			250,000							250,000
7.75% unsecured notes
due 8/19					$250,000					250,000
4.50% unsecured notes
due 4/22								$300,000		300,000
3.15% unsecured notes
due 5/23									275,000	275,000
Total Unsecured Debt:	-	$200,000	$292,000	-	$250,000	-	-	$300,000	275,000	$1,317,000

Total Debt:	$144,756	$333,272	$435,114	$231,536	$331,567	-	$3,800	$300,000	301,405	$2,081,450

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Debt Detail

(dollars in thousands)

		Effective
		Interest	March 31,	December 31,	Date of
Property Name	Lender	Rate	2015	2014	Maturity
Senior Unsecured Notes: (a)
5.800%, Senior Unsecured Notes	public debt	5.806%	$200,066	$200,086	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.803%	249,224	249,150	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	249,066	249,013	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,580	299,565	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.517%	270,082	269,930	05/15/23
Total Senior Unsecured Notes:			$1,268,018	$1,267,744

Revolving Credit Facilities:
Unsecured Facility (b)	17 Lenders	LIBOR +1.300%	$42,000	-	07/31/17
Total Revolving Credit Facilities:			$42,000	-

Property Mortgages: (c)
Overlook-Sites III D, III C, III A (d)	Wells Fargo Bank N.A.	LIBOR+3.50%		-	$17,260		-
Overlook-Site II B (Quarrystone I) (d)	Wells Fargo Bank N.A.	LIBOR+2.50%		-	5,787		-
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (e)	Wells Fargo CMBS	10.260%		$65,035	65,035		08/11/14	(f)
4 Sylvan	Wells Fargo CMBS	10.260%		14,575	14,575		08/11/14	(f)
10 Independence	Wells Fargo CMBS	10.260%		16,924	16,924		08/11/14	(f)
9200 Edmonston Road (g)	Principal Commercial Funding, L.L.C.	5.534%		3,903	3,951		05/01/15
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%		44,333	44,119		09/19/15
4 Becker	Wells Fargo CMBS	9.550%		39,568	39,421		05/11/16
5 Becker (h)	Wells Fargo CMBS	19.450%		14,073	13,867		05/11/16
210 Clay (i)	Wells Fargo CMBS	18.100%		13,549	13,330		05/11/16
Curtis Center (j)	CCRE & PREFG	LIBOR+5.912%	(m)	64,000	64,000		10/09/16
Various (k)	Prudential Insurance	6.332%		145,058	145,557		01/15/17
150 Main Street	Webster Bank	LIBOR+2.35%		1,963	1,193	(o)	03/30/17
23 Main Street	JPMorgan CMBS	5.587%		29,041	29,210		09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%		220,630	221,563		11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%		18,476	18,542		02/01/19
One River Center (l)	Guardian Life Ins. Co.	7.311%		42,326	42,476		02/01/19
Park Square	Wells Fargo Bank N.A.	LIBOR+1.872%	(n)	27,500	27,500		04/10/19
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.559%		4,000	4,000		12/01/21
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.853%		32,600	32,600		12/01/29
Total Mortgages, Loans Payable and Other Obligations:				$797,554	$820,910

Total Debt:				$2,107,572	$2,088,654

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)
Total borrowing capacity under the facility is $600 million, is expandable to $1 billion and matures in July 2017. It has two six-month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(c)
Reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

(d)	On March 27, 2015, the Company repaid these loans at par, using borrowings on the Company's unsecured revolving credit facility.
(e)	Mortgage is cross collateralized by the four properties.
(f)	The loan was not repaid at maturity and the Company has begun discussions with the lender regarding a potential deed-in-lieu of foreclosure in satisfaction of the obligation.
(g)
The mortgage loan originally matured on May 1, 2013.  The maturity date was extended until May 1, 2015 with the same interest rate.  Excess cash flow, as defined, is being held by the lender for re-leasing costs.  The deed for the property was placed in escrow and is available to the lender in the event of default or non-payment at maturity.

(h)
The cash flow from this property is insufficient to cover operating costs and debt service.  Consequently, the Company notified the lender and suspended debt service payments in August 2013.  The Company has begun discussions with the lender regarding a deed-in-lieu of foreclosure and began remitting available cash flow to the lender effective August 2013.

(i)	The cash flow from this property is insufficient to cover operating costs and debt service. Consequently, the Company notified the lender and suspended debt service payments in January 2015.
(j)
The Company owns a 50 percent tenants-in-common interest in the Curtis Center Property.  The Company’s $64.0 million loan consists of its 50 percent interest in a $102 million senior loan with a current rate of 3.469 percent at March 31, 2015 and its 50 percent interest in a $26 million mezzanine loan (with a maximum borrowing capacity of $48 million) with a current rate of 9.675 percent at March 31, 2015.  The senior loan rate is based on a floating rate of one-month LIBOR plus 329 basis points and the mezzanine loan rate is based on a floating rate of one-month LIBOR plus 950 basis points.  Both loans have LIBOR caps for the period.  The loans provide for three one-year extension options.

(k)	Mortgage is cross collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(l)	Mortgage is collateralized by the three properties comprising One River Center.
(m)	The effective interest rate includes amortization of deferred financing costs of 1.362 percent.
(n)	The effective interest rate includes amortization of deferred financing costs of 0.122 percent.
(o)	This construction loan has a maximum borrowing capacity of $28.8 million.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended
	March 31,
REVENUES	2015	2014
Base rents	$123,793	$134,051
Escalations and recoveries from tenants	18,399	25,568
Real estate services	7,644	6,692
Parking income	2,542	2,114
Other income	1,337	1,171
Total revenues	153,715	169,596

EXPENSES
Real estate taxes	22,452	24,351
Utilities	17,575	28,281
Operating services	28,228	29,222
Real estate services expenses	6,639	6,709
General and administrative	11,011	22,881
Depreciation and amortization	40,802	44,985
Total expenses	126,707	156,429
Operating income	27,008	13,167

OTHER (EXPENSE) INCOME
Interest expense	(27,215)	(29,946)
Interest and other investment income	267	386
Equity in earnings (loss) of unconsolidated joint ventures	(3,529)	(1,235)
Realized gains (losses) on disposition of rental property, net	144	-
Total other (expense) income	(30,333)	(30,795)
Net loss	(3,325)	(17,628)
Noncontrolling interest in consolidated joint ventures	490	322
Noncontrolling interest in Operating Partnership	314	2,008
Net loss available to common shareholders	$(2,521)	$(15,298)

Basic earnings per common share:
Net loss available to common shareholders	$(0.03)	$(0.17)

Diluted earnings per common share:
Net loss available to common shareholders	$(0.03)	$(0.17)

Basic weighted average shares outstanding	89,192	88,289

Diluted weighted average shares outstanding	100,266	99,876

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)(unaudited)

	March 31,	December 31,
Assets	2015	2014
Rental property
Land and leasehold interests	$760,628	$760,855
Buildings and improvements	3,769,787	3,753,300
Tenant improvements	412,351	431,969
Furniture, fixtures and equipment	12,527	12,055
	4,955,293	4,958,179
Less – accumulated depreciation and amortization	(1,417,335)	(1,414,305)
Net investment in rental property	3,537,958	3,543,874
Cash and cash equivalents	19,315	29,549
Investments in unconsolidated joint ventures	262,052	247,468
Unbilled rents receivable, net	123,547	123,885
Deferred charges, goodwill and other assets, net	210,760	204,650
Restricted cash	35,780	34,245
Accounts receivable, net of allowance for doubtful accounts
of $1,513 and $2,584	9,442	8,576

Total assets	$4,198,854	$4,192,247

Liabilities and Equity
Senior unsecured notes	$1,268,018	$1,267,744
Revolving credit facility	42,000	-
Mortgages, loans payable and other obligations	797,554	820,910
Dividends and distributions payable	15,560	15,528
Accounts payable, accrued expenses and other liabilities	134,462	126,971
Rents received in advance and security deposits	47,429	52,146
Accrued interest payable	29,608	26,937
Total liabilities	2,334,631	2,310,236
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
89,127,942 and 89,076,578 shares outstanding	891	891
Additional paid-in capital	2,561,463	2,560,183
Dividends in excess of net earnings	(952,183)	(936,293)
Total Mack-Cali Realty Corporation stockholders’ equity	1,610,171	1,624,781

Noncontrolling interests in subsidiaries:
Operating Partnership	199,391	202,173
Consolidated joint ventures	54,661	55,057
Total noncontrolling interests in subsidiaries	254,052	257,230

Total equity	1,864,223	1,882,011

Total liabilities and equity	$4,198,854	$4,192,247

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2015	89,077	$891	$2,560,183	$(936,293)	$257,230	$1,882,011
Net loss	-	-	-	(2,521)	(804)	(3,325)
Common stock dividends	-	-	-	(13,369)	-	(13,369)
Common unit distributions	-	-	-	-	(1,656)	(1,656)
Increase in noncontrolling interest
in consolidated joint ventures	-	-	-	-	94	94
Redemption of common units
for common stock	47	-	857	-	(857)	-
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	-	-	12	-	-	12
Directors' deferred compensation plan	-	-	98	-	-	98
Stock compensation	4	-	358	-	-	358
Rebalancing of ownership percentage
between parent and subsidiaries	-	-	(45)	-	45	-
Balance at March 31, 2015	89,128	$891	$2,561,463	$(952,183)	$254,052	$1,864,223

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net loss available to common shareholders	$(2,521)	$(15,298)
Add (deduct): Noncontrolling interest in Operating Partnership	(314)	(2,008)
Real estate-related depreciation and amortization on continuing operations (a)	46,031	47,448
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property, net	(144)	-
Funds from operations available to common shareholders (b)	$43,052	$30,142

Diluted weighted average shares/units outstanding (c)	100,266	99,876

Funds from operations per share/unit-diluted	$0.43	$0.30

Dividends declared per common share	$0.15	$0.30

Dividend payout ratio:
Funds from operations-diluted	34.93%	99.40%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$6,799	$2,469
Tenant improvements and leasing commissions (d)	$5,221	$6,787
Straight-line rent adjustments (e)	$(139)	$3,079
Amortization of (above)/below market lease intangibles, net (f)	$231	$268
Net effect of unusual electricity rate spikes (g)	-	$4,845
Executives severance costs (h)	-	$11,044

(a)
Includes the Company’s share from unconsolidated joint ventures of $5,471 and $2,557 for the three months ended March 31, 2015 and 2014, respectively. Excludes non-real estate-related depreciation and amortization of $243 and $93 for the three months ended March 31, 2015 and 2014, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 10.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,074 and 11,587 shares for the three months ended March 31, 2015 and 2014, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 23.

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)	Includes the Company’s share from unconsolidated joint ventures of $177 and $(52) for the three months ended March 31, 2015 and 2014, respectively.
(f)	Includes the Company’s share from unconsolidated joint ventures of $124 and $124 for the three months ended March 31, 2015 and 2014, respectively.
(g)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.
(h)	Included in general and administrative expense.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net loss available to common shareholders	$(0.03)	$(0.17)
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.46	0.48
Noncontrolling interest/rounding adjustment	-	(0.01)
Funds from operations (b)	$0.43	$0.30

Add: Net effect of unusual electricity rate spikes	$-	0.05
Executives severance costs	-	0.11
FFO excluding certain items	$0.43	$0.46

Diluted weighted average shares/units outstanding (c)	100,266	99,876

(a)	Includes the Company’s share from unconsolidated joint ventures of $0.05 and $0.03 for the three months ended March 31, 2015 and 2014, respectively.
(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 10.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,074 and 11,587 shares for the three months ended March 31, 2015 and 2014, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 23.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended
	March 31,
	2015	2014
Basic weighted average shares outstanding:	89,192	88,289
Add: Weighted average common units	11,074	11,587

Diluted weighted average shares/units outstanding:	100,266	99,876

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2015 and December 31, 2014, respectively: (dollars in thousands)

	March 31,	December 31,
	2015	2014
Assets:
Rental property, net	$1,546,589	$1,534,812
Other assets	410,410	398,222
Total assets	$1,956,999	$1,933,034
Liabilities and partners'/
members' capital:
Mortgages and loans payable	$1,162,732	$1,060,020
Other liabilities	214,572	211,340
Partners'/members' capital	579,695	661,674
Total liabilities and
partners'/members' capital	$1,956,999	$1,933,034

The following is a summary of the Company’s investment in unconsolidated joint ventures as of March 31, 2015 and December 31, 2014, respectively: (dollars in thousands)

	March 31,	December 31,
Entity/Property Name	2015	2014
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (c)	$15,839	$15,779
RoseGarden Monaco Holdings, L.L.C./ Monaco (c)	1,845	2,161
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (c)	-	62
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (c)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (c)	5,920	6,029
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (c)	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (c)	2,304	2,524
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (c)	701	955
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (c)	-	-
Crystal House Apartments Investors LLC / Crystal House	27,340	27,051
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (c)	1,017	1,747
PruRose Port Imperial South 13, LLC / RiverParc at Port Imperial (c)	815	1,087
Roseland/Port Imperial Partners, L.P./ Riverwalk C (c)	1,755	1,800
RoseGarden Marbella South, L.L.C./ Marbella II	12,920	11,282
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (c)	-	-
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	4,571	4,744
Capitol Place Mezz LLC / Station Townhouses	49,873	49,327
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	52,263	34,954
RoseGarden Monaco, L.L.C./ San Remo Land	1,283	1,283
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	337	337
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	4,081	3,963
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	5,606	5,620
BNES Associates III / Offices at Crystal Lake	2,061	1,993
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	1,962	1,962
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	416	-
Keystone-Penn (c)	-	-
Keystone-TriState (c) (d)	4,792	6,140
KPG-MCG Curtis JV, L.L.C./ Curtis Center (a)	58,341	59,911
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	3,796	4,022
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (c)	1,810	1,828
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson (b)	-	-
Other	404	907
Company's investment in unconsolidated joint ventures	$262,052	$247,468

(a)	Includes undivided interests in the same manner as investments in noncontrolled partnerships, pursuant to ASC 810.
(b)
The negative investment balance for this joint venture of $1,937 and $1,854 as of March 31, 2015 and December 31, 2014, respectively, were included in accounts payable, accrued expenses and other liabilities.

(c)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

(d)	Includes Company's pari-passu interests in five properties.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three months ended March 31, 2015 and 2014, respectively: (dollars in thousands)

	Three Months Ended
	March 31,
	2015	2014
Total revenues	$74,477	$30,993
Operating and other expenses	(57,356)	(18,353)
Depreciation and amortization	(16,993)	(8,368)
Interest expense	(11,334)	(6,341)
Net loss	$(11,206)	$(2,069)

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three months ended March 31, 2015 and 2014, respectively: (dollars in thousands)

	Three Months Ended
	March 31,
Entity/Property Name	2015	2014
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$61	$(6)
RoseGarden Monaco Holdings, L.L.C./ Monaco (a)	(317)	(277)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	(62)	(216)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	(94)	(98)
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (a)	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (a)	(220)	62
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(254)	(538)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(112)
Crystal House Apartments Investors LLC / Crystal House	(10)	(327)
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(719)	(213)
PruRose Port Imperial South 13, LLC / RiverParc Port Imperial (a)	(225)	(206)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(184)	(164)
RoseGarden Marbella South, L.L.C./ Marbella II	-	-
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(15)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	(173)	-
Capitol Place Mezz LLC / Station Townhouses	75	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	-	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	(19)	(37)
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	110	99
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	(14)	89
BNES Associates III / Offices at Crystal Lake	68	36
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	-	(5)
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(384)	(653)
Keystone-Penn (a)	-	-
Keystone-TriState (a)	(1,348)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	196	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	86	102
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(18)	(24)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	(84)	398
Stamford SM LLC / Senior Mezzanine Loan	-	916
Other	-	(46)
Company's equity in earnings (loss) of unconsolidated joint ventures	$(3,529)	$(1,235)

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three months ended March 31, 2015 and 2014, respectively: (dollars in thousands)

	Three Months Ended
	March 31,
Entity/Property Name	2015	2014
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$317	$237
RoseGarden Monaco Holdings, L.L.C./ Monaco (a)	(4)	(44)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	6	8
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	1	(5)
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (a)	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (a)	136	62
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(26)	(380)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(112)
Crystal House Apartments Investors LLC / Crystal House	282	(34)
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(463)	(213)
PruRose Port Imperial South 13, LLC / RiverParc Port Imperial (a)	(225)	(206)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(185)	(164)
RoseGarden Marbella South, L.L.C./ Marbella II	-	-
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(15)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	(88)	-
Capitol Place Mezz LLC / Station Townhouses	75	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	-	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	(20)	(37)
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	227	216
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	71	173
BNES Associates III / Offices at Crystal Lake	92	136
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	-	(5)
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(202)	(423)
Keystone-Penn (a)	-	-
Keystone-TriState (a)	(31)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	1,159	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	92	108
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	3	(3)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	724	1,154
Stamford SM LLC / Senior Mezzanine Loan	-	916
Other	-	(46)
Company's funds from operations of unconsolidated joint ventures	$1,941	$1,323

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV.  PORTFOLIO SUMMARY

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Operating Property Acquisitions
(dollars in thousands)

For the three months ended March 31, 2015

None.

For the year ended December 31, 2014

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Homes	Square Feet	By Company
Consolidated Multi-Family Rental (a):
04/10/14	Andover Place (c)	Andover, Massachusetts	1	220	-	$37,700	(b)
Unconsolidated Commercial:
06/06/14	Curtis Center (d)	Philadelphia, Pennsylvania	1	-	885,000	62,500

Total			2	220	885,000	$100,200

(a)	The Company owns 100 percent of this property.
(b)	The acquisition cost was funded primarily through borrowings under the Company’s unsecured revolving credit facility.
(c)
The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations. During repositioning, it is often necessary to take apartment homes offline for a short period of time to allow for renovations which can impact occupancy and operations.

(d)
The Company holds a 50 percent interest in this property. The joint venture acquired the property for $125 million and plans to reposition the property into a mixed-use environment through the creation of luxury rental apartments within a portion of the existing office space.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the three months ended March 31, 2015

				# of
			# of	Apartment	Development
Date	Property/Address	Location	Properties	Homes	Costs Incurred
Unconsolidated Multi-Family Rental:
03/01/15	Station Townhouses	Washington, D.C.	1	377	$171,503

Total Properties Commencing Initial Operations:			1	377	$171,503

For the year ended December 31, 2014

				# of
			# of	Apartment	Development
Date	Property/Address	Location	Properties	Homes	Costs Incurred
Unconsolidated Multi-Family Rental:
01/01/14	RiverTrace Port Imperial	West New York, NJ	1	316	$114,298
04/01/14	Lincoln Harbor (Bldg A&C)	Weehawken, NJ	1	355	128,876
04/01/14	The Chase at Overlook Ridge	Malden/Revere, MA	1	371	76,307
10/01/14	RiverPark at Harrison	Harrison, NJ	1	141	25,833
12/01/14	Portside at Pier One-Bldg 7	East Boston, MA	1	176	63,878
12/01/14	Lincoln Harbor (Bldg B)	Weehawken, NJ	1	227	71,917

Total Properties Commencing Initial Operations:			6	1,586	$481,109

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Rental Property Sales/Dispositions
(dollars in thousands)

For the three months ended March 31, 2015

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain	Rate (a)
01/15/15	1451 Metropolitan Drive	West Deptford, New Jersey	1	21,600	$1,072	$144	(4.70)%

Total Property Sales:			1	21,600	$1,072	$144

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price. This property was vacant when sold.

For the year ended December 31, 2014

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain	Rate (c)
04/23/14	22 Sylvan Way	Parsippany, New Jersey	1	249,409	$94,897	$34,653	6.20%
06/23/14	30 Knightsbridge Road (a)	Piscataway, New Jersey	4	680,350	54,641	2,280	11.90%
06/23/14	470 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	52,500	7,195	86	9.42%
06/23/14	530 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	57,204	6,299	64	7.74%
06/27/14	400 Rella Boulevard	Suffern, New York	1	180,000	27,539	16,601	5.00%
06/30/14	412 Mount Kemble Avenue (a)	Morris Township, New Jersey	1	475,100	44,751	900	5.70%
07/29/14	17-17 Route 208 North (a) (b)	Fair Lawn, New Jersey	1	143,000	11,835	104	9.14%
08/20/14	555, 565, 570 Taxter Road (a)	Elmsford, New York	3	416,108	41,057	-	7.77%
08/20/14	220 - 220 White Plains Road (a)	Tarrytown, New York	2	178,000	12,619	-	3.01%
08/20/14	1266 East Main Street (a) (b)	Stamford, Connecticut	1	179,260	18,406	160	5.30%

Total Property Sales:			16	2,610,931	$319,239	$54,848
(a)
The Company completed the sale of these properties for approximately $221 million, comprised of: $192.5 million in cash from a combination of affiliates of Keystone Property Group’s (“Keystone Entities”) senior and pari-passu equity and mortgage financing; Company subordinated equity interests in each of the properties sold with capital accounts aggregating $21.2 million; and Company pari-passu equity interests in five of the properties sold aggregating $7.3 million.  Net sale proceeds from the sale aggregated $196.8 million which was comprised of the $221 million gross sales price less the subordinated equity interests of $21.2 million and $3 million in closing costs.  The purchasers of these properties are unconsolidated joint ventures formed between the Company and the Keystone Entities.  The senior and pari-passu equity will receive a 15 percent internal rate of return (“IRR”) after which the subordinated equity will receive a 10 percent IRR and then all distributable cash flow will be split equally between the Keystone Entities and the Company.  In connection with certain of these partial sale transactions, because the buyer received a preferential return on certain of the ventures for which the Company received subordinated equity interests, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinated equity interest at zero.

(b)
The Company recorded an impairment charge of $20.7 million on these properties at December 31, 2013 as it estimated that the carrying value of the properties may not be recoverable over their anticipated holding periods.

(c)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Breakdown of Company Holdings
(dollars in thousands)

As of March 31, 2015

		# of	Commercial	Garage
	# of	Apartment	Square	Parking
Property	Properties	Homes	Feet	Spaces
MULTI-FAMILY RENTAL PORTFOLIO (Section V on pages 49-53)
Stabilized Operating Communities:
Consolidated Properties	6	1,301
Unconsolidated Joint Venture Interests:
Participating JVs	1	828
Subordinated Interests	9	2,811
Total Stabilized Operating Communities-included in Property Count:	16	4,940

Communities in Lease-Up:
Unconsolidated Joint Venture Interests:
Participating JVs	2	518
Subordinated Interests	2	403
Total Properties in Lease-Up-Multi-Family-included in Property Count:	4	921

Development Communities:
Consolidated Properties	2	108		786
Unconsolidated Joint Venture Interests:
Participating JVs	2	1,074
Subordinated Interests	1	280
Total Development Communities-Multi-Family:	5	1,462		786

Total Land Holdings/Pre-Development-Multi-Family:	n/a	8,404

OFFICE PORTFOLIO (Section VI on pages 55 to 68)
Stabilized Operating Properties:
Consolidated Properties	224		25,266,990	850
Unconsolidated Joint Venture Interests:
Participating JVs (incl. 350-room hotel)	8		1,645,306
Subordinated Joint Ventures	31		4,033,049
Total Operating Properties-included in Property Count:	263		30,945,345	850

Total Land Holdings/Pre-Development-Office	-		5,748,750

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

NEW JERSEY

BERGEN COUNTY
Fort Lee
One Bridge Plaza	1981	200,000	94.5	4,677	0.95	24.75
2115 Linwood Avenue	1981	68,000	89.8	1,070	0.22	17.52
Lyndhurst
210 Clay Avenue	1981	121,203	10.9	1,872	0.38	141.70
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	924	0.19	20.97
Paramus
15 East Midland Avenue	1988	259,823	53.6	3,135	0.63	22.51
140 East Ridgewood Avenue	1981	239,680	71.9	3,959	0.80	22.97
461 From Road	1988	253,554	91.1	2,821	0.57	12.21
650 From Road	1978	348,510	86.6	6,515	1.32	21.59
61 South Paramus Road (e)	1985	269,191	60.1	4,410	0.89	27.26
Rochelle Park
120 West Passaic Street	1972	52,000	46.2	1,303	0.26	54.24
365 West Passaic Street	1976	212,578	79.4	3,468	0.70	20.55
395 West Passaic Street	1979	100,589	64.1	1,190	0.24	18.46
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,761	1.57	16.35
10 Mountainview Road	1986	192,000	77.2	3,167	0.64	21.37
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,979	0.40	22.19
50 Tice Boulevard	1984	235,000	91.3	5,436	1.10	25.34
300 Tice Boulevard	1991	230,000	100.0	5,908	1.20	25.69

ESSEX COUNTY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	78.1	4,461	0.90	23.08
Borough of Roseland
4 Becker Farm Road	1983	281,762	94.9	6,975	1.41	26.09
5 Becker Farm Road	1982	118,343	67.9	1,815	0.37	22.59
6 Becker Farm Road	1982	129,732	78.3	2,575	0.52	25.35
101 Eisenhower Parkway	1980	237,000	81.7	4,569	0.92	23.60
103 Eisenhower Parkway	1985	151,545	76.1	2,473	0.50	21.44
105 Eisenhower Parkway	2001	220,000	38.1	2,317	0.47	27.64
75 Livingston Avenue	1985	94,221	64.2	1,266	0.26	20.93
85 Livingston Avenue	1985	124,595	81.8	2,595	0.53	25.46

HUDSON COUNTY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,235	2.28	28.09
Harborside Plaza 2	1990	761,200	57.3	9,885	2.00	22.66
Harborside Plaza 3	1990	725,600	78.4	19,819	4.01	34.84
Harborside Plaza 4-A	2000	207,670	98.6	6,572	1.33	32.10
Harborside Plaza 5	2002	977,225	87.3	31,853	6.45	37.34
101 Hudson Street	1992	1,246,283	89.6	29,102	5.89	26.06

MERCER COUNTY
Hamilton Township
3 AAA Drive	1981	35,270	76.7	630	0.13	23.29
600 Horizon Drive	2002	95,000	100.0	1,191	0.24	12.54
700 Horizon Drive	2007	120,000	100.0	2,459	0.50	20.49
2 South Gold Drive	1974	33,962	72.0	505	0.10	20.65

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Princeton
103 Carnegie Center	1984	96,000	92.9	2,152	0.44	24.13
2 Independence Way	1981	67,401	29.5	1,381	0.28	69.46
3 Independence Way	1983	111,300	100.0	1,991	0.40	17.89
100 Overlook Center	1988	149,600	89.6	3,775	0.76	28.16
5 Vaughn Drive	1987	98,500	100.0	2,620	0.53	26.60

MIDDLESEX COUNTY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.08	9.30
Edison
343 Thornall Street (c)	1991	195,709	100.0	3,850	0.78	19.67
Plainsboro
500 College Road East (e)	1984	158,235	58.5	2,890	0.59	31.22
Woodbridge
581 Main Street	1991	200,000	99.3	5,207	1.05	26.22

MONMOUTH COUNTY
Freehold
2 Paragon Way	1989	44,524	59.5	521	0.11	19.67
3 Paragon Way	1991	66,898	88.2	1,179	0.24	19.98
4 Paragon Way	2002	63,989	50.1	450	0.09	14.04
100 Willow Brook Road	1988	60,557	57.4	805	0.16	23.16
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.81	11.46
Middletown
One River Centre Bldg 1	1983	122,594	100.0	3,051	0.62	24.89
One River Centre Bldg 2	1983	120,360	97.5	2,752	0.56	23.45
One River Centre Bldg 3 and 4	1984	214,518	93.3	4,981	1.01	24.89
Neptune
3600 Route 66	1989	180,000	100.0	3,943	0.80	21.91
Wall Township
1305 Campus Parkway	1988	23,350	92.4	505	0.10	23.41
1350 Campus Parkway	1990	79,747	99.9	947	0.19	11.89

MORRIS COUNTY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,954	0.80	23.52
Morris Plains
201 Littleton Road	1979	88,369	74.3	1,290	0.26	19.65
Parsippany
4 Campus Drive	1983	147,475	72.5	2,113	0.43	19.76
6 Campus Drive	1983	148,291	77.3	2,469	0.50	21.54
7 Campus Drive	1982	154,395	86.3	2,888	0.58	21.67
8 Campus Drive	1987	215,265	67.4	3,767	0.76	25.96
9 Campus Drive	1983	156,495	89.2	974	0.20	6.98
4 Century Drive	1981	100,036	52.3	1,034	0.21	19.76
5 Century Drive	1981	79,739	59.7	983	0.20	20.65
6 Century Drive	1981	100,036	45.5	944	0.19	20.74
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	87.8	4,312	0.87	19.76

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

2 Hilton Court	1991	181,592	100.0	6,526	1.32	35.94
1633 Littleton Road	1978	57,722	0.0	94	0.02	0.00
600 Parsippany Road	1978	96,000	93.2	1,649	0.33	18.43
1 Sylvan Way	1989	150,557	97.7	4,087	0.83	27.78
4 Sylvan Way	1984	105,135	100.0	1,632	0.33	15.52
5 Sylvan Way	1989	151,383	76.6	2,649	0.54	22.84
7 Sylvan Way	1987	145,983	0.0	10	0.00	0.00
14 Sylvan Way	2013	203,506	100.0	5,068	1.03	24.90
20 Waterview Boulevard	1988	225,550	93.8	4,723	0.96	22.32
35 Waterview Boulevard	1990	172,498	94.7	3,887	0.79	23.79
5 Wood Hollow Road	1979	317,040	68.8	4,198	0.85	19.25

PASSAIC COUNTY
Totowa
999 Riverview Drive	1988	56,066	91.8	920	0.19	17.87

SOMERSET COUNTY
Basking Ridge
222 Mount Airy Road	1986	49,000	75.1	692	0.14	18.80
233 Mount Airy Road	1987	66,000	67.5	957	0.19	21.48
Bridgewater
440 Route 22 East	1990	198,376	90.2	4,656	0.94	26.02
721 Route 202/206	1989	192,741	98.6	4,434	0.90	23.33
Warren
10 Indepedence Boulevard	1988	120,528	92.6	2,816	0.57	25.23

UNION COUNTY
Clark
100 Walnut Avenue	1985	182,555	94.1	4,319	0.87	25.14
Cranford
6 Commerce Drive	1973	56,000	95.4	1,059	0.21	19.82
11 Commerce Drive	1981	90,000	75.4	1,817	0.37	26.78
12 Commerce Drive	1967	72,260	84.7	929	0.19	15.18
14 Commerce Drive	1971	67,189	88.8	1,215	0.25	20.36
20 Commerce Drive	1990	176,600	98.3	4,112	0.83	23.69
25 Commerce Drive	1971	67,749	81.9	1,276	0.26	23.00
65 Jackson Drive	1984	82,778	53.9	1,010	0.20	22.64
New Providence
890 Mountain Avenue	1977	80,000	72.4	1,295	0.26	22.36

Total New Jersey Office		17,040,194	82.2	340,133	68.86	24.27

NEW YORK

NEW YORK COUNTY
New York
125 Broad Street	1970	524,476	100.0	18,393	3.73	35.07

WESTCHESTER COUNTY
Elmsford
100 Clearbrook Road (c)	1975	60,000	89.3	1,057	0.21	19.73
101 Executive Boulevard	1971	50,000	0.0	51	0.01	0.00
Hawthorne
1 Skyline Drive	1980	20,400	99.0	458	0.09	22.68
2 Skyline Drive	1987	30,000	100.0	542	0.11	18.07

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

7 Skyline Drive	1987	109,000	76.8	2,034	0.41	24.30
17 Skyline Drive (e)	1989	85,000	100.0	1,697	0.34	19.96
White Plains
1 Barker Avenue	1975	68,000	84.8	1,463	0.30	25.37
3 Barker Avenue	1983	65,300	95.9	1,505	0.30	24.03
50 Main Street	1985	309,000	79.1	7,541	1.53	30.85
11 Martine Avenue	1987	180,000	77.7	4,327	0.88	30.94
1 Water Street	1979	45,700	66.9	809	0.16	26.46
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,813	0.57	25.12
3 Executive Boulevard	1987	58,000	100.0	1,703	0.34	29.36

Total New York Office		1,716,876	87.5	44,393	8.98	29.55

DISTRICT OF COLUMBIA

WASHINGTON
1201 Connecticut Avenue, NW	1940	169,549	90.1	6,773	1.37	44.34
1400 L Street, NW	1987	159,000	100.0	5,916	1.20	37.21

Total District of Columbia Office		328,549	94.9	12,689	2.57	40.70

MARYLAND

PRINCE GEORGE'S COUNTY
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,057	0.21	27.32
6301 Ivy Lane	1979	112,003	71.1	1,559	0.32	19.58
6303 Ivy Lane	1980	112,047	17.7	348	0.07	17.55
6305 Ivy Lane	1982	112,022	80.6	1,972	0.40	21.84
6404 Ivy Lane	1987	165,234	73.9	2,450	0.50	20.06
6406 Ivy Lane	1991	163,857	77.0	2,175	0.44	17.24
6411 Ivy Lane	1984	138,405	73.7	2,211	0.45	21.68
Lanham
4200 Parliament Place	1989	122,000	97.4	3,061	0.62	25.76

Total Maryland Office		964,258	72.4	14,833	3.01	21.23

TOTAL OFFICE PROPERTIES		20,049,877	82.4	412,048	83.42	24.94

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

NEW JERSEY

BURLINGTON COUNTY
Burlington
3 Terri Lane	1991	64,500	100.0	499	0.10	7.74
5 Terri Lane	1992	74,555	100.0	623	0.13	8.36
Moorestown
2 Commerce Drive	1986	49,000	74.1	224	0.05	6.17
101 Commerce Drive	1988	64,700	100.0	275	0.06	4.25
102 Commerce Drive	1987	38,400	100.0	264	0.05	6.88
201 Commerce Drive	1986	38,400	60.4	80	0.02	3.45
202 Commerce Drive	1988	51,200	25.0	62	0.01	4.84
1 Executive Drive	1989	20,570	100.0	209	0.04	10.16
2 Executive Drive	1988	60,800	73.2	317	0.06	7.12
101 Executive Drive	1990	29,355	99.7	300	0.06	10.25
102 Executive Drive	1990	64,000	100.0	474	0.10	7.41
225 Executive Drive	1990	50,600	56.5	141	0.03	4.93
97 Foster Road	1982	43,200	83.3	168	0.03	4.67
1507 Lancer Drive	1995	32,700	100.0	146	0.03	4.46
1245 North Church Street	1998	52,810	77.8	171	0.04	4.16
1247 North Church Street	1998	52,790	67.9	216	0.04	6.03
1256 North Church Street	1984	63,495	100.0	477	0.10	7.51
840 North Lenola Road	1995	38,300	47.0	143	0.03	7.94
844 North Lenola Road	1995	28,670	100.0	204	0.04	7.12
915 North Lenola Road	1998	52,488	100.0	292	0.06	5.56
2 Twosome Drive	2000	48,600	100.0	406	0.08	8.35
30 Twosome Drive	1997	39,675	99.0	216	0.04	5.50
31 Twosome Drive	1998	84,200	100.0	429	0.09	5.10
40 Twosome Drive	1996	40,265	100.0	312	0.06	7.75
41 Twosome Drive	1998	43,050	88.9	283	0.06	7.39
50 Twosome Drive	1997	34,075	56.0	122	0.02	6.39

MERCER COUNTY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	146	0.03	11.00
200 Horizon Drive	1991	45,770	100.0	695	0.14	15.18
300 Horizon Drive	1989	69,780	53.2	533	0.11	14.36
500 Horizon Drive	1990	41,205	93.8	577	0.12	14.93

MONMOUTH COUNTY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	612	0.12	17.49
1340 Campus Parkway	1992	72,502	75.1	717	0.15	13.17
1345 Campus Parkway	1995	76,300	100.0	978	0.20	12.82
1433 Highway 34	1985	69,020	98.1	645	0.13	9.53
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	100.0	191	0.04	9.02

PASSAIC COUNTY
Totowa
1 Center Court	1999	38,961	100.0	586	0.12	15.04
2 Center Court	1998	30,600	100.0	272	0.06	8.89
11 Commerce Way	1989	47,025	100.0	552	0.11	11.74
20 Commerce Way	1992	42,540	95.5	397	0.08	9.77

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties
(Continued)

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

29 Commerce Way	1990	48,930	100.0	455	0.09	9.30
40 Commerce Way	1987	50,576	86.3	568	0.11	13.01
45 Commerce Way	1992	51,207	100.0	536	0.11	10.47
60 Commerce Way	1988	50,333	87.3	365	0.07	8.31
80 Commerce Way	1996	22,500	100.0	249	0.05	11.07
100 Commerce Way	1996	24,600	88.6	272	0.06	12.48
120 Commerce Way	1994	9,024	100.0	106	0.02	11.75
140 Commerce Way	1994	26,881	99.5	317	0.06	11.85

Total New Jersey Office/Flex		2,167,931	88.3	17,044	3.45	8.90

NEW YORK

WESTCHESTER COUNTY
Elmsford
11 Clearbrook Road	1974	31,800	100.0	387	0.08	12.17
75 Clearbrook Road	1990	32,720	100.0	357	0.07	10.91
125 Clearbrook Road	2002	33,000	100.0	457	0.09	13.85
150 Clearbrook Road	1975	74,900	99.3	764	0.15	10.27
175 Clearbrook Road	1973	98,900	96.7	1,326	0.27	13.87
200 Clearbrook Road	1974	94,000	99.8	1,258	0.25	13.41
250 Clearbrook Road	1973	155,000	95.1	901	0.18	6.11
50 Executive Boulevard	1969	45,200	60.8	256	0.05	9.32
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77
85 Executive Boulevard	1968	31,000	50.0	76	0.02	4.90
300 Executive Boulevard	1970	60,000	100.0	619	0.13	10.32
350 Executive Boulevard	1970	15,400	99.4	230	0.05	15.03
399 Executive Boulevard	1962	80,000	100.0	1,047	0.21	13.09
400 Executive Boulevard	1970	42,200	71.1	552	0.11	18.40
500 Executive Boulevard	1970	41,600	100.0	762	0.15	18.32
525 Executive Boulevard	1972	61,700	100.0	1,015	0.21	16.45
1 Westchester Plaza	1967	25,000	100.0	352	0.07	14.08
2 Westchester Plaza	1968	25,000	100.0	392	0.08	15.68
3 Westchester Plaza	1969	93,500	97.9	913	0.18	9.97
4 Westchester Plaza	1969	44,700	100.0	676	0.14	15.12
5 Westchester Plaza	1969	20,000	100.0	284	0.06	14.20
6 Westchester Plaza	1968	20,000	100.0	303	0.06	15.15
7 Westchester Plaza	1972	46,200	100.0	661	0.13	14.31
8 Westchester Plaza	1971	67,200	100.0	1,247	0.25	18.56
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	723	0.15	14.15
4 Skyline Drive	1987	80,600	93.0	1,281	0.26	17.09
5 Skyline Drive	1980	124,022	99.8	1,643	0.33	13.27
6 Skyline Drive	1980	44,155	72.8	554	0.11	17.23
8 Skyline Drive	1985	50,000	85.4	829	0.17	19.41
10 Skyline Drive	1985	20,000	100.0	392	0.08	19.60
11 Skyline Drive (e)	1989	45,000	100.0	997	0.20	22.16
12 Skyline Drive (e)	1999	46,850	71.7	555	0.11	16.52
15 Skyline Drive (e)	1989	55,000	55.5	195	0.04	6.39
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,570	0.32	20.48
200 Corporate Boulevard South	1990	84,000	58.2	1,205	0.25	24.65
4 Executive Plaza	1986	80,000	100.0	1,524	0.31	19.05
6 Executive Plaza	1987	80,000	100.0	1,630	0.33	20.38
1 Odell Plaza	1980	106,000	93.7	1,608	0.33	16.19
3 Odell Plaza	1984	71,065	100.0	1,596	0.32	22.46

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties (continued)
and Industrial/Warehouse, Retail Properties, and Land Leases

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

5 Odell Plaza	1983	38,400	99.6	650	0.13	17.00
7 Odell Plaza	1984	42,600	100.0	873	0.18	20.49

Total New York Office/Flex		2,348,812	93.0	32,904	6.66	15.07

CONNECTICUT

FAIRFIELD COUNTY
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.32	17.91
500 West Avenue	1988	25,000	100.0	403	0.08	16.12
550 West Avenue	1990	54,000	81.3	785	0.16	17.88
600 West Avenue	1999	66,000	100.0	670	0.14	10.15
650 West Avenue	1998	40,000	100.0	600	0.12	15.00

Total Connecticut Office/Flex		273,000	96.3	4,034	0.82	15.34

TOTAL OFFICE/FLEX PROPERTIES		4,789,743	91.0	53,982	10.93	12.38

NEW YORK

WESTCHESTER COUNTY
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	107	0.02	16.21
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	399	0.08	5.17
4 Warehouse Lane (e)	1957	195,500	97.0	2,145	0.43	11.31
5 Warehouse Lane (e)	1957	75,100	97.1	964	0.20	13.22
6 Warehouse Lane (e)	1982	22,100	100.0	555	0.11	25.11

Total Industrial/Warehouse Properties		387,400	97.9	4,329	0.87	11.41

NEW JERSEY

HUDSON COUNTY
Weehawken
500 Avenue at Port Imperial	2013	16,736	52.2	0	0.00	0.00

Total New Jersey Retail Properties		16,736	52.2	0	0.00	0.00

NEW YORK

WESTCHESTER COUNTY
Tarrytown
230 White Plains Road	1984	9,300	100.0	75	0.02	8.06
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13

Total New York Retail Properties		17,300	100.0	380	0.08	21.97

Total Retail Properties		34,036	76.5	380	0.08	14.60

NEW YORK

WESTCHESTER COUNTY
Elmsford
700 Executive Boulevard	-	-	-	160	0.03	-

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Land Leases
(continued)

			Percentage	2015		2015
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	3/31/15	($000’s)	of Total 2015	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Yonkers
1 Enterprise Boulevard	-	-	-	185	0.04	-

Total New York Land Leases		-	-	345	0.07	-

MARYLAND

PRINCE GEORGE'S COUNTY
Greenbelt
Capital Office Park Parcel A	-	-	-	153	0.03	-

Total Maryland Land Leases		-	-	153	0.03	-

Total Land Leases		-	-	498	0.10	-

TOTAL COMMERCIAL PROPERTIES		25,261,056	84.3	471,237	95.40	22.13

Multi-Family Properties

		Net		Percentage	2015		Percentage	2015
		Rentable		Leased	Base		of Total	Average
		Commercial		as of	Rent		2015	Base Rent
	Year	Area	Number	3/31/15	($000’s)		Base Rent	Per Home
	Built	(Sq. Ft.)	of Units	(%) (a)	(b) (c)		(%)	($) (c) (h)

NEW JERSEY

MIDDLESEX COUNTY
New Brunswick
Richmond Court	1997	-	82	100.0	1,465		0.30	1,489
Riverwatch Commons	1995	-	118	99.2	2,092		0.42	1,490

UNION COUNTY
Rahway
Park Square	2011	5,934	159	98.1	3,659		0.74	1,955

Total New Jersey Multi-Family		5,934	359	98.9	7,216		1.46	1,694

MASSACHUSETTS

ESSEX COUNTY
Andover
Andover Place (f) (g)	1988	-	220	96.8	3,163		0.64	1,269

SUFFOLK COUNTY
Revere
Alterra at Overlook Ridge IA	2004	-	310	97.4	5,241		1.06	1,446
Alterra at Overlook Ridge IB	2008	-	412	96.4	7,092		1.44	1,489

Total Massachusetts Multi-Family		-	942	96.8	15,496		3.14	1,423

Total Multi-Family Properties		5,934	1,301	97.4	22,712		4.60	1,499

TOTAL PROPERTIES		25,266,990	1,301		493,949	(i)	100.00

See footnotes on page 40.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Footnotes for pages 32 through 39

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2015 aggregating 558,288 square feet (representing 2.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2015, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the 12 months ended March 31, 2015, total escalations and recoveries from tenants were: $57,620, or $3.49 per leased square foot, for office properties; $9,840, or $2.26 per leased square foot, for office/flex properties; and $1,865, or $4.56 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended March 31, 2015 divided by net rentable commercial square feet leased at March 31, 2015.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended March 31, 2015, the amounts represented in 2015 base rent reflect only that portion of those 12 months during which the Company owned or consolidated the property. Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2015 average base rent per sq. ft. and per unit for this property have been calculated by taking the 12 months ended March 31, 2015 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at March 31, 2015. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended March 31, 2015.

(g)	Acquired on April 10, 2014. Amounts reflect period of ownership.
(h)	Annualized base rent for the 12 months ended March 31, 2015 divided by units occupied at March 31, 2015, divided by 12.
(i)	Excludes $12.5 million from properties which were sold during the 12 months ended March 31, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Unconsolidated Joint Ventures Summary
(as of March 31, 2015)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

							Company’s		Net Operating
					# of	Revenue	Effective		Income (c)	Property Debt				Preferred
		Year	Percentage		Apartment	Per	Ownership		3 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Homes	Home (b)%			03/31/15	Balance	Date	Rate		Balance (m)		Balance (d)		Rate		Investor
Operating Multi-family Residential: (a)
Marbella RoseGarden, L.L.C. / Marbella	Jersey City, NJ	2003	99.3%		412	$2,915	24.27%		$2,373	$95,000	05/01/18	4.99%		$125	(t)	$7,567		9.50%		Prudential
RoseGarden Monaco, L.L.C. / Monaco	Jersey City, NJ	2011	98.5%		523	3,249	15.00%		3,381	165,000	02/01/21	4.19%		-		80,952		9.00%		Prudential
Rosewood Lafayette Holdings, L.L.C. / Highlands at Morristown Station	Morristown, NJ	2009	98.2%		217	2,632	25.00%		1,068	38,478	07/01/15	4.00%		124	(u)	33,880		9.00%		Prudential
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park	Morristown, NJ	2010	94.6%		130	3,222	12.50%		680	38,600	09/01/20	3.25%		695	(e)	21,064	(e)	9.00%		Prudential
PruRose Port Imperial South 15 LLC / RiversEdge at Port Imperial	Weehawken, NJ	2009	97.0%		236	3,040	50.00%	(f)	1,173	57,500	09/01/20	4.32%		-		41,622		9.00%		Prudential
PruRose Riverwalk G, L.L.C. / RiverTrace at Port Imperial	West New York, NJ	2013	98.7%		316	2,893	25.00%		1,699	79,154	07/15/21	6.00%		-		45,475		7.75%		UBS
Elmajo Urban Renewal Associates, L.L.C. / Lincoln Harbor (Bldg A&C)	Weehawken, NJ	2014	98.6%		355	2,913	7.50%		1,857	128,100	03/01/30	4.00%		-		15,380		8.50%		Hartz
Overlook Ridge JV, L.L.C. / Quarrystone at Overlook Ridge	Malden, MA	2008	97.6%		251	2,107	50.00%		996	69,420	03/15/16	(g)		-		40,026	(h)	15.00%		Lennar
Overlook Ridge JV 2C/3B, L.L.C. / The Chase at Overlook Ridge	Malden, MA	2014	96.8%		371	1,839	50.00%		1,032	51,447	12/26/15	L+2.50%	(k)	-		27,505		6.50%	(y)	UBS
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA	1962	97.2%	(x)	828	1,774	25.00%	(p)	2,473	165,000	04/01/20	3.17%		-		-		-		-

Total Operating Multi-family Residential:			97.7%		3,639	$2,538			$16,732	$887,699				$944		$313,471
																-
							Company’s		Net Operating
							Effective		Income (c)	Property Debt				Preferred
		Year	Percentage		Square		Ownership		3 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Feet		%		03/31/15	Balance	Date	Rate		Balance (m)		Balance (d)		Rate		Investor
Operating Commercial:
Roseland/North Retail, L.L.C. / Riverwalk at Port Imperial	West New York, NJ	2008	64.0%		30,745		20.00%		$157	-	-	-				$6,318		9.00%		Prudential
BNES Associates III / Offices at Crystal Lake	West Orange, NJ	2003	100.0%		106,345		31.25%		371	$6,603	11/01/23	4.76%		-		-		-		-
Red Bank Corporate Plaza / Red Bank	Red Bank, NJ	2007	100.0%		92,878		50.00%		615	15,682	05/17/16	L+3.00%	(i)	-		-		-		-
12 Vreeland Realty L.L.C. / 12 Vreeland Road	Florham Park, NJ	1984	100.0%		139,750		50.00%		242	13,679	07/01/23	2.87%		-		-		-		-
Rosewood Morristown, L.L.C. / Shops at 40 Park	Morristown, NJ	2010	60.4%		50,973		12.50%		187	6,500	08/13/18	3.63%		-	(e)	-	(e)	9.00%		Prudential
Keystone-Penn	Suburban Philadelphia, PA	Various	81.3%		1,842,820		(n)		5,043	205,946	(o)	(o)		-		28,041		15.00%		KPG
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	Philadelphia, PA	1965	97.9%		339,615		33.33%		544	61,500	09/09/16	L+7.00%		-		-		-		-
KPG-MCG Curtis JV, LLC / Curtis Center (r)	Philadelphia, PA	(q)	76.5%		885,000		50.00%		2,060	(v)	-	-		-		-		-		-
Keystone-TriState	Northern NJ/NY/CT	Various	81.1%		2,190,229		(w)		3,628	205,112	(s)	(s)		-		15,253		15.00%		KPG

Total Operating Commercial:					5,678,355				$12,847	$515,022				-		$49,612

							Company’s		Net Operating
					Number		Effective		Income (c)	Property Debt				Preferred
		Year			of		Ownership		3 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture/Property Name	Location	Built			Rooms		%		03/31/15	Balance	Date	Rate		Balance		Balance		Rate		Investor
Hotel:
Harborside South Pier / Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002			350		50.00%		$2,472	$65,308	(j)	(j)		-		-		-		-

See footnotes on page 43.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

					Company’s
		Estimated		# of	Effective		Property Debt				Preferred
		Stabilization	Percentage	Apartment	Ownership			Maturity	Interest		Company	Capital	Return
Joint Venture/Property Name	Location	Date	Leased	Homes	%		Balance	Date	Rate		Balance (m)	Balance (d)	Rate	Investor
Communities in Lease Up: (a)
RiverPark at Harrison I Urban Renewal LLC / RiverPark at Harrison	Harrison, NJ	3Q-2015	97.2%	141	36.00%		$23,095	06/27/16	L+2.35%		$3,203	$4,780	7.25%	-
Portside Master Company, LLC / Portside at Pier One – Bldg 7	East Boston, MA	3Q-2015	54.7%	176	38.25%		38,990	12/04/15	L+2.50%		-	27,879	9.00%	Prudential
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B)	Weehawken, NJ	4Q-2015	85.9%	227	7.50%		81,900	03/01/30	4.00%		-	9,853	8.50%	Hartz
Capitol Place Mezz LLC / Station Townhouses	Washington, D.C.	2Q-2016	7.1%	377	50.00%		73,971	07/01/33	4.82%		-	-	-	-

Total Development Communities in Lease Up:				921			$217,956				$3,203	$42,512

		Estimated			Company’s
		Initial		# of	Effective		Property Debt				Preferred
		Delivery		Apartment	Ownership			Maturity	Interest		Company	Capital	Return
Joint Venture/Property Name	Location	Date		Homes	%		Balance	Date	Rate		Balance (m)	Balance (d)	Rate	Investor
Development Communities: (a)
Prurose Port Imperial South 13, LLC / RiverParc at Port Imperial	Weehawken, NJ	2Q-2015		280	20.00%	(f)	$56,999	06/27/16	L+2.15%	(l)	$2,246	$51,439	9.00%	Prudential
RoseGarden Marbella South, L.L.C. / Marbella II	Jersey City, NJ	4Q-2015		311	24.27%		43,090	03/30/17	L+2.25%		9,419	29,644	9.00%	Prudential
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	Jersey City, NJ	3Q-2016		763	85.00%		-	08/01/29	5.20%		-	-	-	-

Total In-Process Development Projects:				1,354			$100,089				$11,665	$81,083

					Company’s
			Potential	Potential	Effective		Property Debt				Preferred
			Apartment	Commercial	Ownership			Maturity	Interest		Company	Capital	Return
Joint Venture/Property Name	Location		Homes	Square Feet	%		Balance	Date	Rate		Balance (m)	Balance (d)	Rate	Investor
Land Holdings/Predevelopment: (a)
Hillsborough 206 Holdings, L.L.C. / Hillsborough 206	Hillsborough, NJ		n/a	160,000	50.00%		-	-	-		-	-	-	-
RoseGarden Monaco, L.L.C. / San Remo Land	Jersey City, NJ		300	n/a	41.67%		-	-	-		-	-	-	-
Grand Jersey Waterfront URA, L.L.C. / Liberty Landing	Jersey City, NJ		1,000	n/a	50.00%		-	-	-		-	-	-	-
Plaza VIII and IX Associates, L.L.C. / Vacant land/parking	Jersey City, NJ		n/a	1,225,000	50.00%		-	-	-		-	-	-	-
Roseland/Port Imperial Partners, L.P. / Port Imperial North	West New York, NJ		836	n/a	20.00%		-	-	-		-	-	-	-
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA		295	n/a	50.00%		-	-	-		-	-	-	-
Rosewood Morristown, L.L.C. / Lofts at 40 Park	Morristown, NJ		59	n/a	25.00%		$1,117	09/30/15	L+2.50%		-	-	-	-
Roseland/Port Imperial Partners, L.P. / Riverwalk C	West New York, NJ		363	n/a	20.00%		-	-	-		$372	$26,979	10.00%	Prudential

Total Land Holdings/Predevelopment:			2,853	1,385,000			$1,117				$372	$26,979
See footnotes on page 43.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(continued, dollars in thousands)

Footnotes for pages 41 and 42:

(a)	See additional details related to the multi-family joint ventures in Section V on pages 50-54.
(b)	Total apartment revenue for the quarter ended March 31, 2015 divided by the average percent occupied for the quarter ended March 31, 2015, divided by the number of units and divided by 3.
(c)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(d)	Includes third party capital account balance and accrued unpaid preferred return where applicable (excludes Company capital).
(e)	Capital balances apply to both properties.
(f)	A third party has a 20 percent economic interest in net Company distributions.
(g)	The senior loan, with a balance of $52,420 bears interest at LIBOR+2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR+0.90 percent.
(h)	Includes a priority partnership loan which has an accrued interest balance of $21,197 as of March 31, 2015.
(i)
On September 22, 2011, the venture entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.99375 percent per annum on an initial notional amount of $13.65 million and then adjusting in accordance with an amortization schedule, which is effective from October 17, 2011 through loan maturity.

(j)
The balance includes: (i) mortgage loan, collateralized by the hotel property, has a balance of $61,184, bears interest of 6.15 percent and matures in November 2016, and (ii) loan with a balance of $4.1 million, bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)
On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum on an initial notional amount of $1.84 million, increasing to $52 million, for the period from September 3, 2013 to November 2, 2015.

(l)
On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum on an initial notional amount of $1.62 million, increasing to $69.5 million, for the period  from July 1, 2013 to January 1, 2016.

(m)	Consists of preferred capital balances the Company is participating in.
(n)
The Company’s equity interests in the joint ventures will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity and then all profit will be split equally.

(o)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $67,921 bears interest at rates ranging from LIBOR+5.0 percent to LIBOR+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at LIBOR+6.0 percent and matures in August 27, 2015.

(p)	On a capital event, the Company receives a promoted additional 25 percent interest over 9.00 percent IRR.
(q)	Property constructed between 1909 and 1921. Extensive renovation in 1988-2000.
(r)
The Company and Keystone plan to convert approximately 90,000 square feet of existing office space within the building into 90 luxury rental apartments, with possibilities to provide additional housing as office leases expire and additional space becomes available.

(s)
Principal balance of $41,240 bears interest at 4.95 percent and matures on July 1, 2017; principal balance of $71,172 bears interest at rates ranging from 5.65 percent to 6.75 percent and matures on September 9, 2017; principal balance of $14,250 bears interest at 4.88 percent and matures on July 6, 2024; principal balance of $63,400 bears interest at 4.93 percent and matures on July 6, 2044; principal balance of $15,050 bears interest at 4.71 percent and matures on August 6, 2044.

(t)	Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(u)	Balance represents capital account held by Rosewood Lafayette Holdings, L.L.C., of which the Company owns a 50 percent interest.
(v)	Debt secured by interest in this asset (see Debt Detail - page 16).
(w)
Includes the Company's pari-passu interests of $4.8 million in five properties and Company's subordinated equity interests to Keystone Entities receiving a 15 percent internal rate of return ("IRR") after which the Company will receive a 10 percent IRR on its subordinate equity and then all profit will be split equally.

(x)	The property currently has 30 units offline to facilitate the execution of unit renovations, which are excluded from the percentage leased calculation for periods presented.
(y)
The operating agreement allows for Mack-Cali to participate in operating cash flows after their partner receives a 6.5 percent preferred return on their capital balance. Upon a capital event, the partner receives 100 percent of cash flows until receiving a 9 percent IRR.  Then, 70 percent is distributed to the partner and 30 percent is distributed to Mack-Cali until the partner receives an 11 percent IRR, with excess proceeds distributed in accordance with the members’ ownership percentages.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of March 31, 2015)

Breakdown by Number of Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total
New Jersey	94	40.9%	48	20.9%	-	-	1	0.4%	-	-	3	1.3%	146	63.5%
New York	14	6.1%	41	17.8%	6	2.6%	2	0.9%	2	0.9%	-	-	65	28.3%
Connecticut	-	-	5	2.2%	-	-	-	-	-	-	-	-	5	2.2%
Wash., D.C./Maryland	10	4.3%	-	-	-	-	-	-	1	0.4%	-	-	11	4.7%
Massachusetts	-	-	-	-	-	-	-	-	-	-	3	1.3%	3	1.3%
TOTALS
By Type:	118	51.3%	94	40.9%	6	2.6%	3	1.3%	3	1.3%	6	2.6%	230	100.0%

(a)	Excludes 53 operating properties, aggregating approximately 5.7 million of commercial square feet and 4,560 apartment homes, which are not consolidated by the Company. See pages 41 and 42.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of March 31, 2015)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	By State	Total
New Jersey	17,040,194	67.5%	2,167,931	8.6%	-	-	16,736	0.1%	19,224,861	76.2%
New York	1,716,876	6.7%	2,348,812	9.3%	387,400	1.5%	17,300	0.1%	4,470,388	17.6%
Connecticut	-	-	273,000	1.1%	-	-	-	-	273,000	1.1%
Wash., D.C./Maryland	1,292,807	5.1%	-	-	-	-	-	-	1,292,807	5.1%
TOTALS
By Type:	20,049,877	79.3%	4,789,743	19.0%	387,400	1.5%	34,036	0.2%	25,261,056	100.0%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 53 operating properties, aggregating approximately 5.7 million commercial square feet and 4,560 apartment homes, which are not consolidated by the Company. See pages 41 and 42.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(12 Months ended March 31, 2015)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

							Stand-
		% of	Office/	% of	Indust./	% of	Alone	% of	Land	% of	Multi-	% of	Totals		% of
STATE	Office	Total	Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State		Total

New Jersey	$340,133	68.8%	$17,044	3.4%	-	-	-	-	-	-	$7,216	1.5%	$364,393		73.7%
New York	44,393	9.0%	32,904	6.7%	$4,329	0.9%	$380	0.1%	$345	0.1%	-	-	82,351		16.8%
Connecticut	-	-	4,034	0.8%	-	-	-	-	-	-	-	-	4,034		0.8%
Wash., D.C./Maryland	27,522	5.6%	-	-	-	-	-	-	153	-	-	-	27,675		5.6%
Massachusetts		-	-	-	-	-	-	-	-	-	15,496	3.1%	15,496		3.1%
TOTALS
By Type:	$412,048	83.4%	$53,982	10.9%	$4,329	0.9%	$380	0.1%	$498	0.1%	$22,712	4.6%	$493,949	(c)	100.0%

(a) Excludes 53 operating properties, aggregating approximately 5.7 million commercial square feet and 4,560 apartment homes, which are not consolidated by the Company. See pages 41 and 42.
(b)
Total base rent for the 12 months ended March 31, 2015, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes $12.5 million from properties which were sold during the 12 months ended March 31, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a) (b)

(as of March 31, 2015)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:

					WEIGHTED AVG.
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	By State
New Jersey	82.2%	88.3%	-	52.2%	82.9%
New York	87.5%	93.0%	97.9%	100.0%	91.3%
Connecticut	-	96.3%	-	-	96.3%
Washington, D.C./ Maryland	78.1%	-	-	-	78.1%

WEIGHTED AVG. By Type:	82.4%	91.0%	97.9%	76.5%	84.3%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 53 operating properties, aggregating approximately 5.7 million commercial square feet and 4,560 apartment homes, which are not consolidated by the Company, and parcels of land leased to others. See pages 41 and 42.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2015, aggregating 558,288 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

V.  MULTI-FAMILY RENTAL PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Stabilized Operating Communities
(dollars in thousands, except per home amounts)

As of March 31, 2015

		Date Acquired/				Company's	Results
		Placed in			# of	Effective	Percentage		Percentage	Revenue	Revenue
		Service by	Year	# of	Apartment	Ownership	Leased		Leased	per Home	per Home
Community	Location	Company	Built	Properties	Homes	Percentage	3/31/2015		12/31/2014	3/31/15 (a)	12/31/14 (a)
Consolidated:
Richmond Court (b)	New Brunswick, NJ	12/19/13	1997	1	82	100.00%	100.0%		100.0%	$1,628	$1,649
Riverwatch Commons (b)	New Brunswick, NJ	12/19/13	1995	1	118	100.00%	99.2%		98.3%	1,649	1,635
Park Square	Rahway, NJ	11/20/13	2011	1	159	100.00%	98.1%		96.9%	2,077	2,032
Alterra at Overlook Ridge 1A (b)	Revere, MA	01/18/13	2004	1	310	100.00%	97.4%		96.5%	1,668	1,658
Alterra at Overlook Ridge 1B (b)	Revere, MA	04/04/13	2008	1	412	100.00%	96.4%		95.1%	1,672	1,697
Andover Place (b)	Andover, MA	04/10/14	1988	1	220	100.00%	96.8%		94.5%	1,418	1,375
Total Consolidated				6	1,301	100.00%	97.4%		96.2%	$1,673	$1,666

Net operating income for the Consolidated Stabilized Operating Communities for the three months ended March 31, 2015 was $3.5 million. Net operating income is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Unconsolidated Joint Venture Interests (See the schedule below for capitalization information):
Participating JVs
Crystal House Apartments (b)	Arlington, VA	03/21/13	1962	1	828	25.00%	97.2%	(d)	98.4%	$1,774	$1,868
Sub-total Participating JVs				1	828	25.00%	97.2%		98.4%	$1,774	$1,868

Subordinated Interests (c)
Marbella	Jersey City, NJ	10/23/12	2003	1	412	24.27%	99.3%		98.8%	$2,915	$2,856
Monaco	Jersey City, NJ	10/23/12	2011	1	523	15.00%	98.5%		98.9%	3,249	3,255
Highlands at Morristown Station	Morristown, NJ	10/23/12	2009	1	217	25.00%	98.2%		98.2%	2,632	2,606
Metropolitan at 40 Park	Morristown, NJ	10/23/12	2010	1	130	12.50%	94.6%		94.6%	3,222	3,335
RiversEdge at Port Imperial	Weehawken, NJ	10/23/12	2009	1	236	50.00%	97.0%		98.3%	3,040	2,974
RiverTrace at Port Imperial	West New York, NJ	12/01/13	2013	1	316	25.00%	98.7%		98.1%	2,893	2,876
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	04/01/14	2014	1	355	7.50%	98.6%		98.0%	2,913	3,051
Quarrystone at Overlook Ridge	Malden, MA	10/23/12	2008	1	251	50.00%	97.6%		97.2%	2,107	2,151
The Chase at Overlook Ridge	Malden/Revere, MA	04/01/14	2014	1	371	50.00%	96.8%		93.5%	1,839	1,831
Sub-total Subordinated Interests				9	2,811		98.0%		97.5%	$2,763	$2,772

Total Stabilized Operating Communities:				16	4,940		97.8%	(d)	97.3%	$2,310	$2,329

(a)	Total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartment homes, and then divided by three.
(b)
The Company plans to reposition this property, which is targeted for additional renovation investment by the Company.  During repositioning, it is often necessary to take apartment homes off line for a short period of time to allow for renovations which can impact occupancy and operations.  See the "Stabilized Operating Communities-Repositioning" schedule on the next page for the Company's current Repositioning Program.

(c)	The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage.
(d)	Crystal House currently has 30 homes offline to facilitate the execution of unit renovations, which are excluded from the percentage leased calculation for periods presented.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Stabilized Operating Communities-Capitalization of Unconsolidated Joint Venture Interests
(dollars in thousands)

As of March 31, 2015

	Company's	Net Operating	Property Debt			Preferred Capital
	Effective						Other	Preferred
	Ownership	3 Mos		Maturity	Interest	Company	Partners'	Return
Community	Percentage	03/31/15	Amount	Date	Rate	Balance (c)	Balance	Rate
Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments	25.00%	$2,473	$165,000	04/01/20	3.17%	-	-	-
Sub-total Participating JVs	25.00%	$2,473	$165,000			-	-	-

Subordinated Interests
Marbella	24.27%	$2,373	$95,000	05/01/18	4.99%	$125	$7,567	9.5%
Monaco	15.00%	3,381	165,000	02/01/21	4.19%	-	80,952	9.0%
Highlands at Morristown Station	25.00%	1,068	38,478	07/01/15	4.00%	124	33,880	9.0%
Metropolitan at 40 Park	12.50%	680	38,600	09/01/20	3.25%	695	21,064	9.0%
RiversEdge at Port Imperial	50.00%	1,173	57,500	09/01/20	4.32%	-	41,622	9.0%
RiverTrace at Port Imperial	25.00%	1,699	79,154	07/15/21	6.00%	-	45,475	7.8%
Lincoln Harbor (Bldg A&C)	7.50%	1,857	128,100	03/01/30	4.00%	-	15,380	8.5%
Quarrystone at Overlook Ridge	50.00%	996	69,420	03/15/16	(a)	-	40,026	(b)
The Chase at Overlook Ridge	50.00%	1,032	51,447	12/26/15	L+2.50%	-	27,505	6.5%
Sub-total Subordinated Interests		$14,259	$722,699			$944	$313,471

Total Unconsolidated Joint Venture Interests		$16,732	$887,699			$944	$313,471

(a)
Property debt balance consists of: (i) the senior loan, collateralized by the Quarrystone property, which has a balance of $52,420 and bears interest at LIBOR plus 200 basis points and (ii) the junior loan, with a balance of $17,000 and bears interest at LIBOR plus 90 basis points, and is collateralized by a $17,000 letter of credit provided by an affiliate of the partner.

(b)
Partner capital balance consists of: $18,829 of principal, $3,000 of which earns interest at a rate of 20 percent; and $15,829 of which earns interest at a rate of 15 percent, and $21,197 of accrued unpaid return.

(c)	Consists of preferred capital balances in which the Company has an approximate 50 percent interest.

Stabilized Operating Communities-Repositioning
(dollars in thousands, except per home amounts)

As of March 31, 2015

				Projected Repositioning Results (b)					Timing
						Company
						Share of
		Company	Company's			Costs		Projected
	Property	Share of	Effective	Estimated	Company	Incurred	Pre-	Post-	Estimated	Estimated
	Acquisition	Acquisition	Ownership	Repositioning	Share of	Through	Repositioning	Repositioned	Quarter	Quarter of
Community	Cost	Cost	Percentage	Budget	Budget	3/31/15 (c)	Rent/Home	Rent/Home	Complete	Stabilization
Consolidated:
Richmond Court	$20,492	$20,492	100.00%	$3,075	$3,075	$179	$1,541	$1,892	3Q-2017	4Q-2017
Riverwatch Commons	20,493	20,493	100.00%	4,425	4,425	165	1,507	1,856	3Q-2017	4Q-2017
Alterra at Overlook Ridge 1A	61,250	61,250	100.00%	5,800	5,800	2,310	1,414	1,600	4Q-2015	1Q-2016
Alterra at Overlook Ridge 1B	87,950	87,950	100.00%	3,800	3,800	1,770	1,499	1,650	4Q-2015	1Q-2016
Andover Place	37,700	37,700	100.00%	5,930	5,930	131	1,345	1,637	1Q-2017	2Q-2017
Total Consolidated	$227,885	$227,885		$23,030	$23,030	$4,555	$1,450	$1,672

Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments (a)	$262,500	$30,210	25.00%	$29,900	$7,475	$1,072	$1,888	$2,282	1Q-2017	2Q-2017
Total Unconsolidated Joint Venture Interests	$262,500	$30,210		$29,900	$7,475	$1,072	$1,888	$2,282

Total Stabilized Repositioning Communities:	$490,385	$258,095		$52,930	$30,505	$5,627	$1,634	$1,928

(a)
The unconsolidated joint venture acquired the operating property, which is encumbered by $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns 25 percent interest in the operating property and a 50 interest in the 295 apartment home development parcel.

(b)	The increase in weighted average projected net operating income yield of the stabilized operating communities-repositioning is estimated to be 100 basis points.
(c)	Company's total share of costs remaining is $24.9 million at March 31, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Communities in Lease-Up
(dollars in thousands)

As of March 31, 2015

				Company's	Timing		Costs		Company Share of Equity				Property Debt				Preferred Capital
			# of	Effective	Commenced		Incurred	Total			Percentage	Projected		Maximum				Other	Preferred
		# of	Apartment	Ownership	Initial	Stabilization	Through	Estimated			Leased	NOI (b)		Borrowing	Maturity	Interest	Company	Partners'	Return
Community	Location	Properties	Homes	Percentage	Operations	Date	03/31/15	Costs	Incurred	Remaining	03/31/15	(Stabilized)	Amount	Capacity	Date	Rate	Balance	Balance	Rate

Unconsolidated Joint Ventures:

Participating JVs
RiverPark at Harrison	Harrison, NJ	1	141	36.00%	10/01/14	3Q-2015	$27,600	$27,900	$1,833	-	97.2%	$1,900	$23,095	$23,400	06/27/16	L+2.35%	$3,203	$4,780	7.25%
Station Townhouses	Washington, D.C.	1	377	50.00%	03/01/15	2Q-2016	171,503	194,357	46,500	-	7.1%	11,400	73,971	100,700	07/01/33	4.82%	-	-	-
Sub-total		2	518				$199,103	$222,257	$48,333	-		$13,300	$97,066	$124,100			$3,203	$4,780

Subordinated Interests (a)
Portside at Pier One – Bldg 7	East Boston, MA	1	176	38.25%	12/01/14	3Q-2015	$65,917	$66,300	-	-	54.7%	$4,300	$38,990	$42,500	12/04/15	L+2.50%	-	$27,879	9.00%
Lincoln Harbor (Bldg B)	Weehawken, NJ	1	227	7.50%	12/01/14	4Q-2015	74,814	82,700	-	-	85.9%	5,600	81,900	81,900	03/01/30	4.00%	-	9,853	8.50%
Sub-total		2	403				$140,731	$149,000	-	-		$9,900	$120,890	$124,400			-	$37,732

Total Lease-Up Communities:		4	921				$339,834	$371,257	$48,333	-		$23,200	$217,956	$248,500			$3,203	$42,512

(a)	The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage.
(b)	Net Operating Income (NOI) is defined as total revenues les the sum of real estate taxes, utilities and operating expenses.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Development Communities
(dollars in thousands)

As of March 31, 2015

				Timing			Costs		Company Share of Equity			Property Debt				Preferred Capital
			Company's							Estimate of
		# of	Effective	Initial			Incurred	Estimated	Incurred	Remaining	Projected		Maximum				Other	Preferred
		Apartment	Ownership	Occupancy	Completion	Stabilization	Through	Total	Through	Costs to	NOI (c)		Borrowing	Maturity	Interest	Company	Partners'	Return
Community	Location	Homes	Percentage	Date	Date	Date	03/31/15	Costs	3/31/2015	Fund	(Stabilized)	Amount	Capacity	Date	Rate	Balance	Balance	Rate

Consolidated;
150 Main Street	Eastchester, NY	108	76.25%	2Q-2016	2Q-2016	1Q-2017	$15,453	$49,950	$12,307	$8,634	$3,300	$1,963	$28,750	03/30/17	L+2.35%	$13,612	$741	8.00%
Port Imperial 1/3 Garage/Retail (b)	Weehawken, NJ	-	100.00%	4Q-2015	4Q-2015	4Q-2015	9,692	31,200	4,317	26,883	1,975	-	-	-	-	-	-	-
Total Consolidated		108					$25,145	$81,150	$16,624	$35,517	$5,275	$1,963	$28,750			$13,612	$741

Unconsolidated Joint Venture Interests:

Participating JVs
Marbella II	Jersey City, NJ	311	24.27%	4Q-2015	2Q-2016	4Q-2016	$81,711	$132,100	$8,653	$4,618	$8,470	$43,090	$77,400	03/30/17	L+2.25%	$9,419	$29,644	9.00%
URL Harborside	Jersey City, NJ	763	85.00%	4Q-2016	2Q-2017	3Q-2018	65,052	320,305	66,714	42,175	19,500	-	192,000	08/01/29	5.20%	-	-	-
Sub-total Participating Joint Ventures		1,074					$146,763	$452,405	$75,367	$46,793	$27,970	$43,090	$269,400			$9,419	$29,644

Subordinated Interests (a)
RiverParc at Port Imperial	Weehawken, NJ	280	20.00%	2Q-2015	3Q-2015	3Q-2016	$84,480	$96,400	-	-	$6,700	$56,999	$73,350	06/27/16	L+2.15%	$2,246	$51,439	9.00%
Sub-total Subordinated Interests		280					$84,480	$96,400	-	-	$6,700	$56,999	$73,350			$2,246	$51,439

Total Unconsolidated Joint Venture Interests		1,354					$231,243	$548,805	$75,367	$46,793	$34,670	$100,089	$342,750			$11,665	$81,083

Total Development Communities:		1,462					$256,388	$629,955	$91,991	$82,310	$39,945	$102,052	$371,500			$25,277	$81,824

(a)	The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage.
(b)	Project contains an estimated 8,300 square feet of retail space and 786 garage parking spaces.
(c)	Net Operating Income (NOI) is defined as total revenues les the sum of real estate taxes, utilities and operating expenses.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Land Holdings/Pre-Development

As of March 31, 2015

				Company's
			# of	Effective	Anticipated	PRE-DEVELOPMENT STAGE
			Apartment	Ownership	Construction	Approved/	Design
Pre-Development	Location	State	Homes (a)	Percentage	Start	Entitled	Development
Port Imperial South Hotel (b)	Weehawken	NJ	-	50%	2Q-2015	X	X
Overlook Ridge II B	Malden	MA	174	100%	2Q-2015	X
Overlook Ridge III D	Malden	MA	113	100%	2Q-2015	X
Worcester	Worcester	MA	370	100%	3Q-2015	X	X
Conshohocken	Conshohocken	PA	294	100%	3Q-2015	X	X
Port Imperial South Building # 11	Weehawken	NJ	296	50%	3Q-2015	X	X
Lofts at 40 Park	Morristown	NJ	59	25%	4Q-2015
Chestnut Street	Philadelphia	PA	300	(c)	2016
Freehold	Freehold	NJ	400	(c)	2016
Riverwalk C	West New York	NJ	363	20%	2016	X	X
Portside at Pier One 5-6	East Boston	MA	267	85%	2016	X	X
Crystal House III	Arlington	VA	295	50%	2016	X
Port Imperial North J	West New York	NJ	141	20%	2016	X
Port Imperial North I	West New York	NJ	224	20%	2016	X
Liberty Landing - I	Jersey City	NJ	175	50%	2016
San Remo	Jersey City	NJ	300	42%	2017	X
Portside at Pier One 1-4	East Boston	MA	160	85%	2017	X
Port Imperial South 8/9	Weehawken	NJ	275	50%	2017	X
Overlook Ridge III C	Malden	MA	252	100%	2017	X
Port Imperial North Riverbend 6	West New York	NJ	471	20%	2018	X
Overlook Ridge III A	Malden	MA	420	100%	2018	X
Port Imperial South Building 16	Weehawken	NJ	131	50%	2018	X
Port Imperial South Park Parcel	Weehawken	NJ	262	50%	2019	X
Overlook Ridge 4	Malden	MA	45	100%	2020	X
Port Imperial South Building 2	Weehawken	NJ	200	50%	2021	X
Liberty Landing	Jersey City	NJ	825	50%	TBD
Harborside	Jersey City	NJ	1,592	100%	TBD
Total Land Holdings/Pre-Development			8,404

(a)	Number of apartment homes are estimates and subject to change.
(b)	Project is estimated to be a 364-key hotel.
(c)	The Company has a signed agreement to acquire this land, subject to certain conditions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI.  OFFICE PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Summary of Development Projects
(dollars in thousands)

As of March 31, 2015

			Costs		Estimated
			Incurred	Total	Initial
			Through	Estimated	Delivery
Property	Location	Type	03/31/15	Costs	Date
Consolidated;
Wegmans Food Markets	Hanover, NJ	Retail pad/Land Lease	$9,291	$25,272	4Q-2016

Total In-Process Development Projects:			$9,291	$25,272

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Summary of Land Holdings

As of March 31, 2015

			Potential
			Commercial
Property	Location	State	Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	595,000	Office
Eastpoint II	Lanham	MD	122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	112,000	Office
6 AAA Drive	Hamilton Township	NJ	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	1,225,000	Office
Harborside	Jersey City	NJ	1,067,000	Office
One Newark Center (d)	Newark	NJ	400,000	Office
3 Campus Drive	Parsippany	NJ	124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	150,000	Office/Retail
Princeton Metro	West Windsor	NJ	97,000	Office
Princeton Overlook II	West Windsor	NJ	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	760,000	Office/Hotel
Total Office:			5,068,500

Office/Flex:
Horizon Center	Hamilton Township	NJ	68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	82,250	Office/Flex
South Westchester Executive Park (e)	Yonkers	NY	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	50,000	Office/Flex
Total Office/Flex:			580,250

Industrial/Warehouse:
Elmsford Distribution Center (e)	Elmsford	NY	100,000	Industrial/Warehouse
Total Warehouse:			100,000

Total			5,748,750

(a)	Amount of square feet is subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended March 31, 2015)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/14	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	3/31/15 (c)	03/31/15	12/31/14

Northern NJ	10,569,015	-	(232,756)	331,614	98,858	10,667,873	80.4%	79.6%
Central NJ	4,281,721	-	(176,115)	85,935	(90,180)	4,191,541	89.2%	91.1%
Westchester Co., NY	3,550,884	-	(123,519)	130,468	6,949	3,557,833	90.2%	90.0%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,103,105	(21,600)	(110,735)	108,605	(2,130)	1,079,375	85.6%	86.0%
Fairfield, CT	262,928	-	-	-	-	262,928	96.3%	96.3%
Washington, DC/MD	1,006,608	-	(99,435)	102,297	2,862	1,009,470	78.1%	77.9%

Totals	21,298,737	(21,600)	(742,560)	758,919	16,359	21,293,496	84.3%	84.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2014	25,288,590
Total sq. ft. of property sold	(21,600)
Total sq. ft. as of March 31, 2015	25,266,990

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2015 aggregating 558,288 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the three months ended March 31, 2015)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(Yrs.)	Rent (b)	Year (c)

Northern NJ	Office	49	328,115	193,709	134,406	8.6	25.67	5.11
	Office/Flex	1	3,499	-	3,499	2.0	16.15	0.20
Central NJ	Office	20	77,622	25,437	52,185	4.2	23.85	3.63
	Office/Flex	1	8,313	-	8,313	1.1	15.42	0.20
Westchester Co., NY	Office	13	31,687	-	31,687	2.2	28.44	2.29
	Office/Flex	13	89,481	25,936	63,545	5.4	13.89	0.53
	Retail	1	9,300	9,300	-	15.4	35.99	2.20
Sub. Philadelphia	Office/Flex	8	108,605	15,000	93,605	3.7	10.87	1.28
Washington, DC/MD	Office	17	102,297	7,274	95,023	3.3	24.32	2.52

Totals		123	758,919	276,656	482,263	6.1	21.88	3.85

Detail by Property Type
	Office	99	539,721	226,420	313,301	6.6	25.32	4.68
	Office/Flex	23	209,898	40,936	168,962	4.3	12.43	0.86
	Retail	1	9,300	9,300	-	15.4	35.99	2.20

Totals		123	758,919	276,656	482,263	6.1	21.88	3.85

Tenant Retention:	Leases Retained	77.4%
	Sq. Ft. Retained	64.9%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $13,109,402 and commissions of $4,576,815 committed, but not necessarily expended, during the period for second generation space aggregating 758,919 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended March 31, 2015)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/14	Disposed	03/31/15	12/31/14	Disposed (a)	Sq. Ft. (b)	Sq. Ft.	Activity	03/31/15	03/31/15	12/31/14

Northern NJ	982,606	-	982,606	780,474	-	-	-	-	780,474	79.4%	79.4%
Central NJ	773,228	-	773,228	720,851	-	-	1,818	1,818	722,669	93.5%	93.2%
Westchester, NY	594,108	-	594,108	490,879	-	(57,254)	40,325	(16,929)	473,950	79.8%	82.6%
Fairfield, CT	179,260	-	179,260	169,790	-	(52,045)	20,059	(31,986)	137,804	76.9%	94.7%
Sub. Philadelphia	1,842,820	-	1,842,820	1,577,956	-	(181,818)	102,369	(79,449)	1,498,507	81.3%	85.6%
CBD Philadelphia	1,219,557	-	1,219,557	1,006,103	-	(129)	-	(129)	1,005,974	82.5%	82.5%

Totals	5,591,579	-	5,591,579	4,746,053	-	(291,246)	164,571	(126,675)	4,619,378	82.6%	84.9%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Central NJ	1	1,818	1,818	-	5.3	19.08	5.50
Westchester, NY	7	40,325	-	40,325	4.1	25.74	5.11
Fairfield, CT	3	20,059	5,889	14,170	7.1	25.67	5.85
Sub. Philadelphia	11	102,369	15,446	86,923	3.7	23.33	3.69

Totals	22	164,571	23,153	141,418	4.2	24.33	4.50

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/14	Disposed	03/31/15	12/31/14	Disposed (a)	Sq. Ft. (b)	Sq. Ft.	Activity	03/31/15	03/31/15	12/31/14

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $1,694,038 and commissions of $768,902 committed, but not necessarily expended, during the period for second generation space aggregating 147,264 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Market Diversification

The following table lists the Company’s markets (MSAs) based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

		Percentage of
		Company
	Annualized Base	Annualized	Total Property
	Rental Revenue	Base Rental	Size Rentable	Percentage of
Market (MSA)	($) (a) (b) (c)	Revenue (%)	Area (b) (c)	Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	113,810,679	22.9	5,905,646	23.3
Jersey City, NJ	113,611,134	22.9	4,334,714	17.2
Bergen-Passaic, NJ	69,524,422	14.0	3,911,522	15.5
Westchester-Rockland, NY	68,396,611	13.8	3,945,912	15.6
Monmouth-Ocean, NJ	28,221,865	5.7	1,620,863	6.4
Washington, DC-MD-VA-WV	27,691,087	5.6	1,292,807	5.1
Middlesex-Somerset-Hunterdon, NJ	26,557,044	5.4	1,241,055	4.9
Trenton, NJ	18,610,213	3.8	956,597	3.8
New York (Manhattan)	17,874,043	3.6	524,476	2.1
Philadelphia, PA-NJ	7,611,629	1.5	1,260,398	5.0
Stamford-Norwalk, CT	4,155,344	0.8	273,000	1.1

Totals	496,064,071	100.0	25,266,990	100.0

(a)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2015 aggregating 558,288 square feet and representing annualized rent of $10,700,876 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

	Annualized	Percentage of		Percentage of
	Base Rental	Company	Square	Total Company
	Revenue	Annualized Base	Feet Leased	Leased
Industry Classification (a)	($) (b) (c) (d)	Rental Revenue (%)	(c) (d)	Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	67,219,065	13.5	2,223,272	10.8
Insurance Carriers & Related Activities	51,347,841	10.4	1,874,159	9.1
Manufacturing	35,950,783	7.2	1,710,011	8.2
Legal Services	34,344,888	6.9	1,282,105	6.2
Credit Intermediation & Related Activities	32,429,238	6.5	1,063,597	5.1
Computer System Design Services	21,641,266	4.4	946,216	4.5
Telecommunications	20,482,201	4.1	1,090,751	5.2
Health Care & Social Assistance	19,683,414	4.0	1,048,719	5.0
Accounting/Tax Prep.	19,299,297	3.9	721,499	3.5
Wholesale Trade	16,842,507	3.4	1,156,437	5.6
Scientific Research/Development	15,477,758	3.1	510,303	2.5
Public Administration	14,437,912	2.9	532,084	2.6
Admin & Support, Waste Mgt. & Remediation Services	14,434,151	2.9	708,714	3.4
Architectural/Engineering	13,476,201	2.7	520,442	2.5
Other Professional	12,328,680	2.5	542,500	2.6
Arts, Entertainment & Recreation	11,902,994	2.4	714,903	3.4
Management/Scientific	11,828,384	2.4	463,308	2.2
Other Services (except Public Administration)	11,176,834	2.3	447,425	2.1
Real Estate & Rental & Leasing	8,473,699	1.7	452,853	2.2
Retail Trade	7,780,922	1.6	484,252	2.3
Advertising/Related Services	7,562,851	1.5	280,376	1.3
Utilities	6,857,646	1.4	292,220	1.4
Accommodation & Food Services	6,716,755	1.4	282,230	1.4
Transportation	5,584,835	1.1	282,731	1.4
Educational Services	4,655,268	0.9	196,935	0.9
Construction	4,551,430	0.9	253,864	1.2
Data Processing Services	4,065,078	0.8	142,998	0.7
Publishing Industries	3,908,541	0.8	193,519	0.9
Broadcasting	2,439,477	0.5	75,670	0.4
Agriculture, Forestry, Fishing & Hunting	2,221,151	0.4	66,303	0.3
Other	6,943,004	1.5	266,478	1.1

TOTAL	496,064,071	100.0	20,826,874	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2015 aggregating 558,288  square feet and representing annualized rent of $10,700,876 for which no new leases were signed.

(d)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of March 31, 2015, based upon annualized base rental revenue:

			Percentage of
		Annualized	Company	Square	Percentage	Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($) (a)	Rental Revenue (%)	Leased	Leased Sq. Ft. (%)	Expiration

DB Services New Jersey, Inc.	2	12,335,214	2.6	409,166	2.0	2017
National Union Fire Insurance Company of Pittsburgh, PA	2	11,191,058	2.3	388,651	1.9	(b)
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	2.1	282,606	1.4	(c)
Forest Research Institute, Inc.	1	9,070,892	1.8	215,659	1.0	2017
United States of America-GSA	12	8,872,228	1.8	287,169	1.4	(d)
Montefiore Medical Center	7	7,412,093	1.5	314,049	1.5	(e)
ICAP Securities USA, LLC	1	6,975,342	1.4	159,834	0.8	2017
TD Ameritrade Online Holdings	1	6,294,189	1.3	188,776	0.9	2020
Daiichi Sankyo, Inc.	1	6,256,513	1.3	171,900	0.8	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.2	294,189	1.4	2017
Wyndham Worldwide Operations	1	4,983,862	1.0	203,506	1.0	2029
New Cingular Wireless PCS, LLC	2	4,841,564	1.0	212,816	1.0	2018
KPMG, LLP	2	4,676,177	0.9	170,023	0.8	(f)
HQ Global Workplaces, LLC	15	4,598,999	0.9	243,622	1.2	(g)
Vonage America, Inc.	1	4,427,500	0.9	350,000	1.7	2017
CohnReznick, LLP	2	4,333,954	0.9	155,056	0.7	(h)
Arch Insurance Company	1	4,005,563	0.8	106,815	0.5	2024
AECOM Technology Corporation	1	3,707,752	0.7	91,414	0.4	2029
Allstate Insurance Company	6	3,364,195	0.7	141,164	0.7	(i)
SunAmerica Asset Management, LLC	1	3,167,756	0.6	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.6	100,759	0.5	2023
United Water Management & Services, Inc.	2	3,116,100	0.6	141,260	0.7	(j)
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
Xand Operations, LLC	2	3,014,150	0.6	131,078	0.6	2024
Plymouth Rock Management Company of New Jersey	2	2,961,873	0.6	116,889	0.6	(k)
Morgan Stanley Smith Barney	3	2,951,125	0.6	103,173	0.5	(l)
E*Trade Financial Corporation	1	2,930,757	0.6	106,573	0.5	2022
Natixis North America, Inc.	1	2,823,569	0.6	89,907	0.4	2021
Continental Casualty Company	2	2,784,736	0.6	100,712	0.5	(m)
AAA Mid-Atlantic, Inc.	2	2,772,589	0.6	129,784	0.6	(n)
Tradeweb Markets, LLC	1	2,721,070	0.5	65,242	0.3	2027
Connell Foley, LLP	2	2,657,218	0.5	97,822	0.5	(o)
Virgin Mobile USA, LP	1	2,614,528	0.5	93,376	0.4	2016
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.5	2017
Lowenstein Sandler LLP	1	2,540,933	0.5	98,677	0.5	2017
Savvis Communications Corporation	1	2,430,116	0.5	71,474	0.3	2025
UBS Financial Services, Inc.	3	2,391,327	0.5	82,413	0.4	(p)
AMTrust Financial Services, Inc.	1	2,306,760	0.5	76,892	0.4	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.5	104,636	0.5	2025
Movado Group, Inc.	1	2,261,498	0.5	98,326	0.5	2018
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.5	86,913	0.4	2017
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015
Sumitomo Mitsui Banking Corp.	2	2,170,167	0.4	71,153	0.3	2021
Herzfeld & Rubin, P.C.	1	2,140,236	0.4	56,322	0.3	2030
New Jersey City University	1	2,084,614	0.4	68,348	0.3	2035
Sun Chemical Management, LLC	1	2,034,798	0.4	66,065	0.3	2019
Syncsort, Inc.	1	1,991,439	0.4	73,757	0.4	2018
Jeffries, LLC	1	1,945,653	0.4	62,763	0.3	2023
American General Life Insurance Company	1	1,854,975	0.4	74,199	0.4	2024
Totals		202,263,426	40.8	7,192,820	34.5
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Significant Tenants
(Continued)

(a)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	271,533 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)
154,453 square feet expire in 2015; 56,270 square feet expire in 2016; 7,046 square feet expire in 2018; 28,102 square feet expire in 2020; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(e)
11,070 square feet expire in 2015; 31,977 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(f)	88,652 square feet expire in 2017; 81,371 square feet expire in 2019.
(g)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 80,089 square feet expire in 2024; 15,408 square feet expire in 2027.

(h)	1,021 square feet expire in 2018; 154,035 square feet expire in 2020.
(i)	5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 51,606 square feet expire in 2018; 4,456 square feet expire in 2019.
(j)	24,900 square feet expire in 2015; 116,360 square feet expire in 2035.
(k)	10,271 square feet expire in 2015; 106,618 square feet expire in 2020.
(l)	26,262 square feet expire in 2018; 34,516 square feet expire in 2025; 42,395 square feet expire in 2026.
(m)	6,488 square feet expire in 2015; 19,416 square feet expire in 2016; 74,808 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	84,835 square feet expire in 2015; 12,987 square feet expire in 2026.
(p)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning April 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

Second Quarter 2015	75	929,320	4.4	18,631,330	20.05	3.8
Third Quarter 2015	60	421,814	2.0	10,809,014	25.63	2.2
Fourth Quarter 2015	50	285,229	1.4	6,623,586	23.22	1.3
TOTAL – 2015	185	1,636,363	7.8	36,063,930	22.04	7.3

2015 (c)
Northern NJ	66	883,327	4.2	18,459,903	20.90	3.7
Central NJ	42	257,221	1.2	5,677,670	22.07	1.1
Westchester Co., NY	38	185,173	0.9	3,631,287	19.61	0.7
Manhattan	1	6,488	(d)	188,152	29.00	0.1
Sub. Philadelphia	6	31,395	0.2	220,734	7.03	0.1
Fairfield, CT	1	7,000	(d)	66,010	9.43	(d)
Washington, DC/MD	31	265,759	1.3	7,820,174	29.43	1.6
TOTAL – 2015	185	1,636,363	7.8	36,063,930	22.04	7.3

2016
Northern NJ	116	947,715	4.5	24,439,244	25.79	4.9
Central NJ	78	649,355	3.1	15,130,713	23.30	3.1
Westchester Co., NY	85	423,831	2.0	7,997,869	18.87	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	12	141,693	0.7	985,391	6.95	0.2
Fairfield, CT	3	117,649	0.6	2,034,809	17.30	0.4
Washington, DC/MD	31	148,730	0.7	3,899,687	26.22	0.8
TOTAL – 2016	325	2,428,973	11.6	54,487,713	22.43	11.0

2017
Northern NJ	114	1,829,786	8.7	52,271,886	28.57	10.5
Central NJ	69	973,918	4.7	18,885,427	19.39	3.8
Westchester Co., NY	69	349,345	1.7	7,194,190	20.59	1.5
Manhattan	1	14,863	0.1	505,342	34.00	0.1
Sub. Philadelphia	18	189,406	0.9	1,449,596	7.65	0.3
Fairfield, CT	2	102,928	0.5	1,466,524	14.25	0.3
Washington, DC/MD	21	100,083	0.5	2,992,962	29.90	0.6
TOTAL – 2017	294	3,560,329	17.1	84,765,927	23.81	17.1

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties
(continued)

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2018	276	2,577,162	12.4	57,974,648	22.50	11.7

2019	225	2,214,529	10.6	48,099,365	21.72	9.7

2020	200	1,742,448	8.4	39,065,071	22.42	7.9

2021	101	1,279,041	6.1	33,881,410	26.49	6.8

2022	86	1,136,015	5.5	28,001,755	24.65	5.6

2023	46	1,042,323	5.0	26,929,128	25.84	5.4

2024	56	1,073,844	5.2	26,879,579	25.03	5.4

2025	33	559,534	2.7	12,046,428	21.53	2.4

2026 and thereafter	40	1,576,313	7.6	47,869,117	30.37	9.7
Totals/Weighted
Average	1,867	20,826,874	100.0	496,064,071	23.82	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2015 aggregating 558,288 square feet and representing annualized rent of $10,700,876 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	20,826,874
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	466,622
Square footage unleased	3,973,494
Total net rentable square footage (does not include land leases)	25,266,990

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

						Average Annualized
				Percentage of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Northern NJ	63	855,777		5.2	18,132,806	21.19	4.3
Central NJ	33	169,711		1.0	4,487,388	26.44	1.0
Westchester Co., NY	19	59,414		0.4	1,773,315	29.85	0.4
Manhattan	1	6,488		(d)	188,152	29.00	(d)
Washington, DC/MD	31	265,759		1.7	7,820,174	29.43	1.8
TOTAL – 2015	147	1,357,149		8.3	32,401,835	23.87	7.5

2016
Northern NJ	109	882,082		5.5	23,626,255	26.78	5.5
Central NJ	64	518,507		3.2	13,135,100	25.33	3.0
Westchester Co., NY	33	120,402		0.8	3,255,710	27.04	0.8
Manhattan	-	-		-	-	-	-
Washington, DC/MD	31	148,730		0.9	3,899,687	26.22	0.9
TOTAL – 2016	237	1,669,721		10.4	43,916,752	26.30	10.2

2017
Northern NJ	107	1,800,160		11.3	51,935,852	28.85	12.0
Central NJ	59	939,045		5.8	18,509,709	19.71	4.3
Westchester Co., NY	28	83,574		0.5	2,435,962	29.15	0.6
Manhattan	1	14,863		0.1	505,342	34.00	0.1
Washington, DC/MD	21	100,083		0.6	2,992,962	29.90	0.7
TOTAL – 2017	216	2,937,725		18.3	76,379,827	26.00	17.7

2018	185	1,663,704		10.4	47,060,001	28.29	10.9

2019	167	1,474,884		9.2	37,610,967	25.50	8.7

2020	153	1,339,476		8.3	33,702,937	25.16	7.8

2021	85	1,075,402		6.7	30,895,216	28.73	7.2

2022	73	994,298		6.2	26,004,570	26.15	6.0

2023	36	835,658		5.2	24,123,680	28.87	5.6

2024	40	852,570		5.3	23,444,170	27.50	5.4

2025	18	356,483		2.2	9,498,877	26.65	2.2

2026 and thereafter	36	1,520,129		9.5	46,824,986	30.80	10.8
Totals/Weighted
Average	1,393	16,077,199	(c)	100.0	431,863,818	26.86	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2015 aggregating 538,427 square feet and representing annualized rent of $10,453,254 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

						Average Annualized
				Percentage of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Northern NJ	3	27,550		0.5	327,097	11.87	0.6
Central NJ	7	84,496		2.0	1,118,582	13.24	1.9
Westchester Co., NY	18	118,059		2.7	1,719,372	14.56	2.9
Sub. Philadelphia	6	31,395		0.7	220,734	7.03	0.4
Fairfield Co., CT	1	7,000		0.2	66,010	9.43	0.1
TOTAL – 2015	35	268,500		6.1	3,451,795	12.86	5.9

2016
Northern NJ	7	65,633		1.4	812,989	12.39	1.3
Central NJ	13	129,788		3.0	1,971,757	15.19	3.3
Westchester Co., NY	49	284,241		6.6	4,490,355	15.80	7.6
Sub. Philadelphia	12	141,693		3.3	985,391	6.95	1.7
Fairfield Co., CT	3	117,649		2.7	2,034,809	17.30	3.5
TOTAL – 2016	84	739,004		17.0	10,295,301	13.93	17.4

2017
Northern NJ	7	29,626		0.7	336,034	11.34	0.5
Central NJ	10	34,873		0.8	375,718	10.77	0.6
Westchester Co., NY	41	265,771		6.1	4,758,228	17.90	8.1
Sub. Philadelphia	18	189,406		4.4	1,449,596	7.65	2.5
Fairfield Co., CT	2	102,928		2.4	1,466,524	14.25	2.5
TOTAL – 2017	78	622,604		14.4	8,386,100	13.47	14.2

2018	88	819,975		18.9	10,318,674	12.58	17.5

2019	55	695,200		16.0	9,678,982	13.92	16.4

2020	44	321,850		7.4	4,261,091	13.24	7.2

2021	16	203,639		4.7	2,986,194	14.66	5.1

2022	13	141,717		3.3	1,997,185	14.09	3.4

2023	7	119,144		2.8	1,832,095	15.38	3.1

2024	15	175,274		4.0	3,018,649	17.22	5.1

2025	14	195,051		4.5	2,251,951	11.55	3.8

2026 and thereafter	2	38,148		0.9	539,261	14.14	0.9
Totals/Weighted
Average	451	4,340,106	(c)	100.0	59,017,278	13.60	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after January 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2015 aggregating 19,861 square feet and representing annualized rent of $247,621 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2015, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015	1	7,700	2.0	138,600	18.00	3.2

2016	3	19,188	5.1	251,804	13.12	5.9

2018	3	93,483	24.6	595,973	6.38	13.9

2019	3	44,445	11.7	809,416	18.21	18.9

2020	3	81,122	21.4	1,101,043	13.57	25.7

2023	3	87,521	23.1	973,353	11.12	22.7

2024	1	46,000	12.1	416,760	9.06	9.7
Totals/Weighted
Average	17	379,459	100.0	4,286,949	11.30	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 and 2016 only):

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Central NJ	2	3,014	10.0	71,700	23.79	8.0
Westchester	-	-	-	-	-	-
TOTAL – 2015	2	3,014	10.0	71,700	23.79	8.0

2016
Central NJ	1	1,060	3.4	23,856	22.51	2.6
Westchester	-	-	-	-	-	-
TOTAL – 2016	1	1,060	3.4	23,856	22.51	2.6

2025	1	8,000	26.6	295,600	36.95	33.0

2026 and thereafter	2	18,036	60.0	504,870	27.99	56.4

Totals/Weighted
Average	6	30,110	100.0	896,026	29.76	100.0

(a)	Includes stand-alone retail property tenants only.
Annualized base rental revenue is based on actual March 2015 billings times 12. For leases whose rent commences after April1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2015